SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934
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INVESCO HIGH YIELD INVESTMENTS FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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INVESCO HIGH YIELD INVESTMENTS FUND, INC.
Dear Stockholder:
     I am writing to let you know that the annual meeting (the “Meeting”) of stockholders of Invesco High Yield Investments Fund, Inc. (the “Fund”) will be held at 11 Greenway Plaza, Houston, Texas 77046, on October 7, 2010 at 10:00 a.m., CDT. The purpose of the Meeting is to vote on important proposals that affect the Fund and your investment in it. As a stockholder, you have the opportunity to voice your opinion on these matters. The proposals are outlined below and described in greater detail in the enclosed proxy statement:
•	To elect five directors to serve until the year 2013 Annual Meeting, or until their successors shall have been duly elected and qualified.

•	To approve a new investment advisory agreement with Invesco Advisers, Inc.

•	To approve a new master sub-advisory agreement between Invesco Advisers, Inc. and its affiliates.
     The proposals have been carefully reviewed by the board of directors of the Fund (the “Board”), which is responsible for protecting your interests as a stockholder. The Board believes the proposals are in the best interests of stockholders.
     The Fund has previously solicited your vote to approve the Fund’s new investment advisory agreements. Unfortunately, the Fund did not receive sufficient votes to approve the new agreements, and is again asking stockholders to approve them. If you have previously voted to approve the new agreements, please do so again, as this is an entirely new solicitation. Your vote is crucial, no matter how small your holdings of the Fund.
     The Board, including those Board members who are not affiliated with either Morgan Stanley or Invesco, has concluded unanimously that the new advisory agreements are in the best interests of the Fund and its stockholders, and recommends that you vote “FOR” the new agreements.
     More information is included in the enclosed proxy statement. Please read it carefully and vote promptly to avoid the expense of further solicitations.
     To vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope. You may also vote by telephone or through the Internet. Simply call the phone number or visit the Web site indicated on your proxy card, enter the control number found on the card, and follow the recorded or online instructions.
Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Voting is quick and easy. Everything you need is enclosed.

/s/ John M. Zerr
John M. Zerr
Senior Vice President, Chief Legal Officer and Secretary

August [     ], 2010

INVESCO HIGH YIELD INVESTMENTS FUND, INC.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 7, 2010
Important Notice Regarding the Availability of Proxy Materials:
The proxy statement for the Annual Meeting of Stockholders to be held on October 7, 2010 is available on the Internet at the website address located on the enclosed proxy card.
     The Annual Meeting of Stockholders (“Meeting”) of Invesco High Yield Investments Fund, Inc. (the “Fund”), a corporation organized under the laws of Maryland, will be held at 11 Greenway Plaza, Houston, Texas 77046, on October 7, 2010 at 10:00 a.m., CDT, for the following purposes:
1.	To elect five Directors to serve until the year 2013 Annual Meeting, or until their successors shall have been duly elected and qualified.

2(a).	To approve a new investment advisory agreement with Invesco Advisers, Inc.

2(b).	To approve a new master sub-advisory agreement between Invesco Advisers, Inc. and certain of its affiliates.

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.
     Stockholders of record of the Fund as of the close of business on August 6, 2010 are entitled to notice of and to vote at the Meeting. Even if you plan to be present in person at the Meeting, management would greatly appreciate your promptly reviewing the enclosed proxy statement and then filling in, signing and returning the enclosed proxy card in the envelope provided for that purpose. Alternatively, if you are eligible to vote by telephone or via the Internet, you may do so by following the instructions on the enclosed proxy card in lieu of attending the Meeting in person. The Board of Directors of the Fund recommends that you cast your vote FOR all of the proposals listed in the proxy statement.

By order of the Board of Directors
/s/ John M. Zerr
Senior Vice President, Chief Legal Officer and Secretary

August [     ], 2010
     The Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semiannual report succeeding the annual report) to any stockholder upon request. Any such request should be directed to the Secretary of the Fund by calling 1-800-246-5463 or by writing to the Secretary of the Fund at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

INVESCO HIGH YIELD INVESTMENTS FUND, INC.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 7, 2010
     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Invesco High Yield Investments Fund, Inc. (MSY) (the “Fund”) for use at the Annual Meeting of Stockholders of the Fund to be held 11 Greenway Plaza, Houston, Texas 77046, on October 7, 2010 (the “Meeting”) at 10:00 a.m., CDT, and at any adjournments thereof. The first mailing of this proxy statement is expected to be made on or about August [14], 2010. The purpose of the Meeting is to vote on the following proposals:
The Proposals
1:	Elect the following five Directors to serve until the year 2013 Annual Meeting, or until their successors shall have been duly elected and qualified:
Albert R. Dowden
Prema Mathai-Davis
Lewis F. Pennock
Hugo F. Sonnenschein
Raymond Stickel, Jr.
2(a):	Approve a new investment advisory agreement with Invesco Advisers, Inc.

2(b):	Approve a new master sub-advisory agreement between Invesco Advisers, Inc. and certain of its affiliates.

3:	To transact such other business as may properly come before the Meeting or any adjournments thereof .
     Stockholders of record as of the close of business on August 6, 2010 (the “Record Date”), are entitled to one vote for each Share held and a fractional vote for each fractional Share held. As of the Record Date, the Fund had [                    ] shares of common stock outstanding.
     Stockholders may vote by telephone or by Internet by following the instructions on the enclosed proxy card. To vote by telephone or by Internet, Stockholders can access the website or call the toll-free number listed on the proxy card. If the enclosed proxy card is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meeting, the proxies named therein will vote the shares of common stock with respect to the Fund (“Shares”) represented by the proxy in accordance with the instructions marked thereon.

PROPOSAL 1: ELECTION OF DIRECTORS
     You are being asked to vote with respect to the reelection of five of the directors of the Fund (“Directors”): Albert R. Dowden, Prema Mathai-Davis, Lewis F. Pennock, Hugo F. Sonnenschein, and Raymond Stickel, Jr.
     If reelected, these five Directors will serve until the later of the Fund’s Annual Meeting of Stockholders in 2013 or until their successors have been duly elected and qualified. Each of these five Directors is not an “interested person” of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (such a Director, an “Independent Director”).
     As in the past, only one class of Directors is being submitted to stockholders of the Fund for election at the Meeting. The Fund’s Board is divided into three classes. Only one class of Directors is elected at each annual meeting, so that the regular term of only one class of Directors will expire annually and any particular Director stands for election only once in each three-year period, subject to the provisions of the 1940 Act, Maryland state law, and the Fund’s charter documents. This may prevent the replacement of a majority of Directors for up to a two-year period. The Directors that comprise each Class are listed below:

Class I*	Class II**	Class III***
Albert R. Dowden	David C. Arch	James T. Bunch
Prema Mathai-Davis	Bob R. Baker	Bruce L. Crockett
Lewis F. Pennock	Frank S. Bayley	Rod Dammeyer
Hugo F. Sonnenschein	Larry Soll	Jack M. Fields
Raymond Stickel, Jr.	Philip A. Taylor	Martin L. Flanagan
	Wayne W. Whalen	Carl Frischling

*	To serve until the year 2013 Annual Meeting or until their successors have been duly elected and qualified.

**	Currently serving until the year 2011 Annual Meeting or until their successors have been duly elected and qualified.

***	Currently serving until the year 2012 Annual Meeting or until their successors have been duly elected and qualified.
Information Regarding the Directors
     The business and affairs of the Fund are managed under the direction of the Board. Each Director also serves in the same capacity for all or a number of the other investment companies advised by Invesco Advisers or affiliates of Invesco Advisers (the “Fund Complex”). The tables in Appendix A list the Directors, their principal occupations, other directorships held by them, and any affiliations with Invesco Advisers or its affiliates. Each of the Directors standing for reelection is an Independent Director.
Board Leadership Structure
     The Board is composed of seventeen Directors, including fourteen Directors who are Independent Directors. In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board met nine times during the fiscal year ending December 31, 2009. Appendix B includes information on the committees that the Board has established to assist the Board in performing its oversight responsibilities, the number of meetings of each committee during the previous fiscal year and information on the Board’s role in risk oversight.

     The Board has appointed an Independent Director to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board and matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s charter documents, the designation of Chairman does not impose on such Independent Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board.
     Further information on the roles, qualifications, and experience of the Directors is included in Appendix C. Information on the compensation of the Directors is included in Appendix D. Information on the Fund’s independent registered accounting firm is included in Appendix E. As of [May 28], 2010, each Director beneficially owned equity securities of other funds in the Fund Complex overseen by the Directors in the dollar range amounts specified in Appendix F.
Stockholder Communications
     Stockholders may send communications to the Fund’s Board of Directors or an individual Director by addressing the communication directly to the Board or individual Director or otherwise clearly indicating that the communication is for the Board or individual Director. Such a communication should be sent to the office of the Secretary of the Fund, 11 Greenway Plaza, Houston, Texas 77046. Other stockholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.
Vote Required
     Assuming a Quorum (as defined under “Voting Information”) is present at the Meeting, each Director standing for reelection will be reelected by the affirmative vote of a majority of the Fund’s Shares represented in person or by proxy at the Meeting and entitled to vote at the Meeting. The holders of Shares have equal voting rights (i.e., one vote per Share or fractional vote for each fractional share) and will vote together as a single class with respect to the reelection of the Directors standing for reelection.
The Board of Directors recommends a vote “FOR ALL” of the Directors who are standing for reelection.
PROPOSAL 2(a): APPROVAL OF NEW ADVISORY AGREEMENT AND
PROPOSAL 2(b): APPROVAL OF MASTER SUB-ADVISORY AGREEMENT
Background
     You are being asked to approve a new investment advisory agreement between the Fund and Invesco Advisers (the “New Advisory Agreement”), as well as a master sub-advisory agreement between Invesco Advisers and certain of its affiliates (the “New Sub-Advisory Agreement”). The New Advisory Agreement and the New Sub-Advisory Agreement are necessary because the Fund is being managed by a new investment adviser and sub-advisers pursuant to interim agreements that expire on October 29, 2010.
     On October 19, 2009, Morgan Stanley entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd., a leading global investment management company, in exchange for $1.5 billion in cash and a minority interest in Invesco Ltd. stock (the “Transaction”). On June 1, 2010, the Transaction was completed and the Fund’s previous advisory agreement (the “Previous Advisory Agreement”) terminated.
     Invesco Advisers currently serves as the interim investment adviser to the Fund and affiliates of Invesco Advisers currently serve as interim sub-advisers. Stockholders were previously solicited to approve the New Advisory Agreement and New Sub-Advisory Agreement by a proxy statement for a Special Meeting of Stockholders held on April 16, 2010, which was adjourned through June 17, 2010. Although over 50% of the shares that voted during the previous solicitation voted in favor of those proposals, not enough shares voted at the previous meeting in order to approve those proposals. As a result, Invesco Advisers and its affiliates have been managing the Fund pursuant to an interim advisory agreement (the “Interim Advisory Agreement”) and interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) that became effective on June 1, 2010. Stockholders are therefore being asked to approve the New Advisory Agreement and the New Sub-Advisory Agreement before the Interim Advisory Agreement and the Interim Sub-Advisory Agreement expire on October 29, 2010.
     The New Advisory Agreement and the New Sub-Advisory Agreement will become effective only if approved by the Stockholders. If Stockholders approve only the New Advisory Agreement or only the New Sub-Advisory Agreement, the approved agreement might not be implemented and the Board would consider other alternatives for the Fund.
Based upon the considerations described under “Board Considerations,” the Board, including the
Independent Directors, unanimously approved the New Advisory Agreement and New Sub-Advisory
Agreement and recommended that you vote “FOR” their approval.
New Advisory Agreement
     The following is a comparison of certain provisions of the New Advisory Agreement, the Interim Advisory Agreement, and the Previous Advisory Agreement. The New Advisory Agreement is substantially similar to the Previous Advisory Agreement and the Interim Advisory Agreement. This description of the New Advisory Agreement is a summary and is qualified in its entirety by reference to the form of the New Advisory Agreement attached as Appendix G to this proxy statement.
     Duties and Obligations. The New Advisory Agreement provides that, subject to the direction and control of the Board, Invesco Advisers shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund’s assets, (ii) supervise the investment program of the Fund and the composition of its investment portfolio, and (iii) decide on and arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund. In addition, the New Advisory Agreement provides that Invesco Advisers shall take, on behalf of the Fund, all actions that appear to be necessary to effectuate such purchase and sale programs and supervisory functions. The New Advisory Agreement makes explicit that Invesco Advisers will provide oversight and monitoring services to the Fund in connection with any securities lending practices the Fund may adopt, whereas the Interim and Previous Advisory Agreements do not explicitly address securities lending. The duties and obligations of Invesco Advisers in managing the assets of the Fund under the New Advisory Agreement are otherwise substantially the same as its duties under the Interim Advisory Agreement and the duties and obligations of the investment adviser under the Previous Advisory Agreement.
     Compensation. The New, Interim, and Previous Advisory Agreements all provide for the same advisory fee rate. Under all three agreements, the Fund’s investment adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.70% of the Fund’s average weekly net assets. Under the New and Interim Advisory Agreements, the Fund continues to bear all of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares. For the Fund’s last fiscal year, the aggregate amount of the management fee paid by the Fund was $425,946.
     Term and Termination. If approved, the New Advisory Agreement shall continue for an initial term of two years from the date that Stockholders approve it. The Board intends to renew the New Advisory Agreement annually after its initial term, if approved (i) by the Board or the holders of a majority of the outstanding voting securities of the Fund, and (ii) by a majority of the Directors who are not “interested persons” of any party to the New Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement may be terminated (i) at any time by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund upon 60 days’ notice to Invesco Advisers, or (ii) by Invesco Advisers on 60 days’ written notice to the Fund. The New Advisory Agreement will also immediately terminate in the event of its assignment, as defined in the Investment Company Act. Except with respect to the initial term of the New Advisory Agreement, these provisions of the New Advisory Agreement are substantially similar to the provisions of the Previous Advisory Agreement. The Interim Advisory Agreement includes different term and termination provisions, as required by applicable law, which are discussed under “Interim Advisory and Sub-Advisory Agreements.”
     Limitation of Liability. The New Advisory Agreement provides that Invesco Advisers will not be liable for any error of judgment or mistake of law or for any loss suffered by Invesco Advisers or by the Fund in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the New Advisory Agreement on the part of Invesco Advisers. These provisions of the New Advisory Agreement are substantially similar to the provisions of the Previous and Interim Advisory Agreements.
     Delegation to Affiliated Sub-Advisers. Under the terms of the New and Interim Advisory Agreements, Invesco Advisers may delegate any or all of its rights, duties or obligations under the New Advisory Agreement to certain affiliated sub-advisers (the “Affiliated Sub-Advisers”) in accordance with the New Sub-Advisory Agreement and applicable law.
     Governing Law. The New Advisory Agreement will be governed by the laws of the State of Texas. The Interim and Previous Advisory Agreements are governed by the laws of the State of New York.
New Sub-Advisory Agreement
     Invesco Advisers utilizes the Affiliated Sub-Advisers to provide investment advisory services to the Invesco Funds. The Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, were formed in part for the purpose of researching and compiling information and making recommendations (i) on the markets and economies of various countries and securities of companies located in such countries and/or (ii) on various types of investments and investment techniques, and providing investment advisory services. This description of the New Sub-Advisory Agreement is a summary and is qualified in its entirety by reference to the form of the New Sub-Advisory Agreement attached as Appendix H to this proxy statement.
     Duties of the Affiliated Sub-Advisers. The New Sub-Advisory Agreement provides that Invesco Advisers may, in its discretion, appoint one or more Affiliated Sub-Advisers to provide: (i) investment advice to the Fund for all or a portion of its investments; (ii) placement of orders for the purchase and sale of portfolio securities or other investments for the Fund; or (iii) discretionary investment management of all or a portion of the investments of the Fund. The duties provided for under the New Sub-Advisory

Agreement and the Interim Sub-Advisory Agreement are the same.
     Compensation. Invesco Advisers will pay all of the sub-advisory fees of the Affiliated Sub-Advisers. The New Sub-Advisory Agreement provides that, to the extent an Affiliated Sub-Adviser manages a portion of the Fund’s investments, the fee that Invesco Advisers will pay such Affiliated Sub-Adviser, computed daily and paid monthly, will equal (i) 40% of the monthly compensation that Invesco Advisers receives from the Fund pursuant to its advisory agreement with the Fund, as reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco Advisers, if any, multiplied by (ii) a fraction equal to the net assets of the Fund as to which the Affiliated Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of the Fund for that month. The compensation provided for under the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement are the same, except as discussed below under “Interim Advisory and Sub-Advisory Agreements.”
     Liability. The New Sub-Advisory Agreement provides that the Affiliated Sub-Advisers will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the New Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of an Affiliated Sub-Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Interim Sub-Advisory Agreement includes a substantially similar provision.
     Term and Termination. If it is approved, the New Sub-Advisory Agreement shall continue for an initial term of two years from its effective date, and shall continue thereafter if approved annually (i) by the Board or the holders of a majority of the outstanding voting securities of the Fund, and (ii) by a majority of the Directors who are not “interested persons” of any party to the New Sub-Advisory Agreement. The New Sub-Advisory Agreement may be terminated with respect to an Affiliated Sub-Adviser by the Board, a majority of the outstanding voting securities of the Fund, or any party on 60 days’ written notice. Should the New Sub-Advisory Agreement be terminated for an Affiliated Sub-Adviser, Invesco Advisers will assume the duties and responsibilities of the Affiliated Sub-Adviser or will appoint another Affiliated Sub-Adviser to perform such duties and responsibilities. In addition, the New Sub-Advisory Agreement will terminate automatically if assigned, as defined in the 1940 Act. The Interim Sub-Advisory Agreement contains different term and termination provisions, as required by applicable law, which are discussed under “Interim Advisory and Sub-Advisory Agreements.”
Interim Advisory and Sub-Advisory Agreements
     The closing of the Transaction on June 1, 2010 resulted in the termination of the Previous Advisory Agreement. Invesco Advisers has managed the Fund since the closing of the Transaction pursuant to the Interim Advisory Agreement, in accordance with Rule 15a-4 promulgated under the Investment Company Act. Subject to certain conditions, Rule 15a-4 allows the investment adviser of a registered mutual fund to act as such without a shareholder-approved investment management agreement on a temporary basis pending shareholder approval of the investment management agreement.
     As required under Rule 15a-4, the Board, including a majority of the Independent Directors, voted in person, at a meeting held on May 21, 2010, to approve the Interim Advisory Agreement and determined that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Previous Advisory Agreement.
     The Interim Advisory Agreement provides for the same investment advisory fee schedule as the Previous Advisory Agreement. As required under Rule 15a-4, payments under the Interim Advisory

Agreement are held in an interest-bearing escrow account with State Street Bank and Trust Company. If the New Advisory Agreement is approved before October 29, 2010, the amount paid by the Fund into such escrow account (plus interest earned) shall be paid to Invesco Advisers. If the New Advisory Agreement is not approved before October 29, 2010, Invesco Advisers shall be paid, out of the escrow account, the lesser of (a) the amount of any costs incurred in performing services for the Fund under the Interim Advisory Agreement (plus interest earned on that amount while in escrow); or (b) the total amount paid by the Fund into such escrow account (plus interest earned).
     As required by Rule 15a-4, the Interim Advisory Agreement otherwise contains the same terms and conditions as the Previous Advisory Agreement, except (i) its effective and termination dates; (ii) a provision that the Board or a majority of the Fund’s outstanding voting securities may terminate the Interim Advisory Agreement at any time, without the payment of any penalty, on ten calendar days’ written notice to Invesco Advisers; (iii) the provisions discussed above regarding the escrowing of fees paid under the Interim Advisory Agreement; and (iv) provisions that differ between the Previous Advisory Agreement and the New Advisory Agreement that the Board, including a majority of the Independent Directors, concluded were immaterial.
     In addition, consistent with Rule 15a-4, the Board, including a majority of the Independent Directors, voted in person at the meeting held on May 21, 2010, to approve the Interim Sub-Advisory Agreement between Invesco Advisers and the Affiliated Sub-Advisers. The Interim Sub-Advisory Agreement includes the same terms and conditions as the New Sub-Advisory Agreement, except that that its effective and termination dates and provisions are consistent with Rule 15a-4, and it provides for disbursement of fees (other than costs) from the escrow account only upon shareholder approval.
Board Considerations
     At various meetings of the Board held during the third and fourth quarters of 2009 and early 2010, the Board reviewed and considered the proposed New Advisory Agreement to determine whether the New Advisory Agreement should be approved. Pursuant to the proposed New Advisory Agreement, Invesco Advisers would provide or procure investment management services on behalf of the Fund. The Board also considered the proposed New Sub-Advisory Agreement between Invesco Advisers and the Affiliated Sub-Advisers to determine whether the New Sub-Advisory Agreement should be approved. Following its review and consideration, the Board determined that the proposed New Advisory Agreement and New Sub-Advisory Agreement would enable Stockholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable and in the best interests of its Stockholders. The Board, including the Independent Directors, approved the New Advisory Agreement and New Sub-Advisory Agreement and the appointment of Invesco Advisers as investment adviser and the Affiliated Sub-Advisers as investment sub-advisers to the Fund.
     In reaching its decision, the Board requested and obtained information from Invesco Advisers and Invesco Ltd., including information obtained during various meetings with senior management at Invesco, as it deemed reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement. In considering the New Advisory Agreement and New Sub-Advisory Agreement, the Board evaluated a number of factors and considerations listed below that it believed, in light of their own business judgment, to be relevant to their determination.
1. The Board considered the reputation, financial strength and resources of Invesco Ltd., one of the world’s leading independent global investment management firms, the strength of Invesco Ltd.’s resources and investment capabilities and the client-focused shareholder services offered by Invesco Ltd.
2. The Board discussed the challenges of positioning the Fund on a common operating platform with Invesco, with particular emphasis on ensuring portfolio management operations properly migrate to Invesco as part of the Transaction, to ensure uninterrupted services for Stockholders and the opportunity for the portfolio management of the Fund to recognize savings from economies of scale when such savings occur.
3. The Board noted that entering into the New Sub-Advisory Agreement would provide Invesco Advisers with increased flexibility in assigning portfolio managers to the Fund and would give the Fund access to portfolio managers and investment personnel located in other offices, including those outside the United States, who may have more specialized expertise on local companies, markets and economies or on various types of investments and investment techniques.
4. The Board noted that, pursuant to the New Sub-Advisory Agreement, Invesco Advisers would pay all of the sub-advisory fees of the Affiliated Sub-Advisers out of its management fees.
5. The Boards also noted that Invesco Advisers would provide a two-year contractual guaranty that would limit the total expense ratio of the Fund to its total expense ratio prior to the Transaction. In determining the obligation to waive advisory fees and/or reimburse expenses, the following are not taken into account: (i) interest, (ii) taxes, (iii) dividend expense on short sales, (iv) extraordinary or non-routine items, and (v) expenses that the Fund has incurred but did not actually pay because of an offset arrangement.
     During the Board’s extensive review process, the Board, including the Independent Directors, considered, among other things, the terms and conditions of the proposed New Advisory Agreement and the New Sub-Advisory Agreement, including the differences from the Previous Advisory Agreement, and the nature, scope and quality of services that Invesco Advisers and its affiliates would be expected to provide to the Fund, including sub-advisory services and compliance services. The Board evaluated all information available to it. The Board also based its decision on the following considerations, among others, although it did not identify any that was all important or controlling of its discussions, and the Directors attributed different weights to the various factors.
     Nature, Extent and Quality of Services. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by Invesco Advisers and the Affiliated Sub-Advisers under the New Advisory Agreement and New Sub-Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by Invesco Advisers under the administration agreement, including accounting services and the provision of supplies, office space and utilities at Invesco Advisers’ expense. The Board was advised that there was no expected diminution in the nature, quality and extent of services provided to the Fund’s Stockholders.
     The Board reviewed and considered the qualifications of the senior administrative managers and other key personnel of Invesco Advisers who would provide the advisory and administrative services to the Fund.
     Performance, Fees and Expenses of the Fund. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers had not yet begun providing services to the Fund and, therefore, concluded that performance was not a relevant factor with respect to the approval of the New Advisory Agreement. They also considered that management fees would not increase under the New Advisory Agreement and that Invesco Advisers would pay the fee under the New Sub-Advisory Agreement out of its management fees. Furthermore, the Board considered that Invesco Advisers would provide a two-year contractual guaranty that would limit the total expense ratio of the Fund to its total expense ratio prior to the Transaction.

     Economies of Scale. The Board considered the benefits that the Stockholders would be afforded as a result of anticipated economies of scale.
     Other Benefits of the Relationship. The Board considered other benefits to Invesco Advisers and its affiliates that may be derived from their relationship with the Fund and other funds advised by Invesco Advisers.
     Resources of Invesco Advisers. The Board considered whether Invesco Advisers and the Affiliated Sub-Advisers were financially sound and would have the resources necessary to perform their obligations under the New Advisory Agreement and New Sub-Advisory Agreement, noting assurances that Invesco Advisers and the Affiliated Sub-Advisers would have the financial resources necessary to fulfill their obligations under the New Advisory Agreement and New Sub-Advisory Agreement and the benefits to the Fund of such a relationship.
     General Conclusion. After considering and weighing all of the above factors, the Board, including the Independent Directors, unanimously concluded that it would be in the best interest of the Fund and its Stockholders to approve the New Advisory Agreement and New Sub-Advisory Agreement with respect to the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Directors and their counsel present.
Additional Information About Invesco
     Invesco Ltd., the ultimate parent of Invesco Advisers, is a leading independent global investment management company that provides a comprehensive array of investment products for retail, institutional and high-net-worth clients around the world. Operating in 20 countries, Invesco Ltd. had $557.7 billion in assets under management as of June 30, 2010. Invesco Ltd. is organized under the laws of Bermuda, and its common shares are listed and traded on the New York Stock Exchange under the symbol “IVZ.” Invesco Ltd. is located at Two Peachtree Pointe, 1555 Peachtree Street N.E., Atlanta, Georgia 30309.
Additional Information About Invesco Advisers
     Invesco Advisers is registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. Invesco Advisers is a wholly owned subsidiary of Invesco Ltd. and manages the investment operations and performs, or arranges for the performance of, the day-to-day management of the Invesco Family of Funds. Invesco Advisers is located at Two Peachtree Pointe, 1555 Peachtree Street N.E., Atlanta, Georgia 30309 and has acted as an investment adviser since its organization in 1976. Invesco Advisers currently advises or manages over 414 investment portfolios, encompassing a broad range of investment objectives and, as of June 30, 2010, had assets under management totaling $263.9 billion. The name, address and principal occupation of the principal executive officers and directors of Invesco Advisers is set forth in Appendix I.
     Relationship with the Fund. Martin L. Flanagan, Chief Executive Officer of Invesco Ltd., serves as an advisor to the directors of Invesco Advisers, and, along with Philip A. Taylor, Director, Co-President & Co-Chief Executive Officer of Invesco Advisers, serves as a Director of the Fund. No other Director of the Fund is an officer, employee, director, general partner or stockholder of Invesco Advisers or has any material direct or indirect interest in Invesco Advisers or any other person controlling, controlled by or under common control with Invesco Advisers. As a result of Mr. Flanagan’s and Mr. Taylor’s positions with Invesco Advisers, Messrs. Flanagan and Taylor each had a material interest in the Transaction.
Additional Information about the Affiliated Sub-Advisers
     Invesco Advisers utilizes the Affiliated Sub-Advisers to provide investment advisory services to the Invesco Funds. The Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, were formed in part for the purpose of researching and compiling information and making recommendations (i) on the markets and economies of various countries and securities of companies located in such countries and/or (ii) on various types of investments and investment techniques, and providing investment advisory services. Each of the Affiliated Sub-Advisers is currently registered as an investment adviser with the SEC. Each of the Affiliated Sub-Advisers is an indirect wholly owned subsidiary of Invesco Ltd. and an affiliate of Invesco Advisers. The name, address and principal occupation of the principal executive officers and directors of the Affiliated Sub-Advisers is set forth in Appendix I. The name and mailing address of each Affiliated Sub-Adviser is listed below:
     Invesco Asset Management Deutschland GmbH (“Invesco Deutschland”) is a German corporation with limited liability and has its principal office at An der Welle 5, 1st Floor, Frankfurt, Germany, 60322. Invesco Deutschland has been an investment adviser since 1998.
     Invesco Asset Management Limited (“IAML”) is a United Kingdom corporation and has its principal office at 30 Finsbury Square, London, EC2A 1AG, United Kingdom. IAML has been an investment adviser since 2001.
     Invesco Asset Management (Japan) Limited (“Invesco Japan”) is a Japanese corporation and has its principal office at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan. Invesco Japan has been an investment adviser since 1996.
     Invesco Australia Limited (“Invesco Australia”) is an Australian public limited company and has its principal office at 333 Collins Street, Level 26, Melbourne Victoria 3000, Australia. Invesco Australia has been an investment adviser since 1997.
     Invesco Hong Kong Limited (“Invesco Hong Kong”) is a Hong Kong corporation and has its principal office at 32nd Floor, Three Pacific Place, 1 Queen’s Road East, Hong Kong. Invesco Hong Kong has been an investment adviser since 1994.
     Invesco Senior Secured Management, Inc. (“ISSM”) is a company incorporated in the state of Delaware and has its principal office at 1166 Avenue of the Americas, 27th Floor New York, New York 10036. ISSM has been as an investment adviser since 1992.
     Invesco Trimark Ltd. (“Invesco Trimark”) is a Canadian corporation and has its principal office at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada, M2N 6X7. Invesco Trimark has been as an investment adviser since 1981.
Fund Service Providers
     The Fund and Invesco Advisers have entered into a Master Administrative Services Agreement (“Administrative Services Agreement”) pursuant to which Invesco Advisers performs or arranges for the provision of certain accounting and other administrative services to the Fund, which are not required to be performed by Invesco Advisers under the New Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Fund’s Board, including the Independent Directors, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, Invesco Advisers is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Invesco Advisers will be reimbursed for the services of its principal financial officer and her staff and any expenses related to fund accounting services.
     The custodian for the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.
     The transfer agent for the Fund is Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940-3078.
Vote Required
     To become effective, the New Advisory Agreement and New Sub-Advisory Agreement must each be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy, provided that the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Stockholders will have equal voting rights (i.e., one vote per Share) and will vote together as a single class with respect to the approval of each of the New Advisory Agreement and New Sub-Advisory Agreement.
     The Board, including the Independent Directors, unanimously recommends that you vote “FOR” the approval of the New Advisory Agreement and “FOR” the approval of the New Sub-Advisory Agreement.
OTHER INFORMATION
Executive Officers of the Fund
     Information on the executive officers of the Fund is included in Appendix J.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 30(f) of the 1940 Act and Section 16(a) of the Exchange Act require each of the Fund’s Directors, officers, and investment advisers, affiliated persons of the investment advisers, and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms with the SEC and the exchange on which they are listed, reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund Shares. These persons and entities are required by SEC regulations to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that during its last fiscal year, its Directors, its officers, and Invesco Advisers and its affiliated persons complied with the applicable filing requirements.
Security Ownership of Certain Beneficial Owners
     To the knowledge of the management of the Fund, the following persons owned beneficially more than 5% of the Fund’s outstanding shares as of [August      ], 2010. This information is based on publicly available Schedule 13D and 13G disclosures filed with the SEC. As of [August      ], 2010, no Directors or executive officer owned, directly or beneficially, any Shares of the Fund.

Name and Address of	Amount and Nature of	Percent of
Beneficial Owner	Beneficial Ownership	Class
Bulldog Investors General Partnership[1] Park 80 West 250 Pehle Avenue, Suite 708 Saddle Brook, NJ 07663	1,467,890 Shares with sole voting power, 1,488,760 Shares with sole dispositive power, and 20,870 Shares with shared voting power and sole dispositive power	12.77%

[1]	Information based on Schedule 13D filed on March 2, 2010.
Voting Information
     If the enclosed proxy card is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meeting, the proxies named therein will vote the Shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies submitted by Stockholders will be voted “FOR” each of the five nominees for reelection as Directors of the Fund, “FOR” the New Investment Advisory Agreement, and “FOR” the New Sub-Advisory Agreement.
     A proxy may be revoked at any time prior to its exercise by any of the following: (1) written notice of revocation to the Secretary of the Fund; (2) execution and delivery of a later dated proxy to the Secretary of the Fund, whether by mail, by telephone or the Internet, if returned and received in time to be voted; or (3) attendance and voting at the Meeting. Attendance at the Meeting will not, in and of itself, revoke a proxy. In order to revoke a proxy in person, a Stockholder must submit a subsequent proxy. Stockholders whose shares are held in street name by a broker of record and who wish to vote in person at the Meeting must obtain a legal proxy from their broker and present it at the Meeting to the inspector of elections.
     A “Quorum” is required to transact business at the Meeting. The presence in person or by proxy of the holders of record of a majority of the aggregate number of shares of capital stock issued and outstanding and entitled to vote thereat shall constitute a Quorum for the transaction of any business at the Meeting. In the event that a Quorum or the vote required to approve or reject any proposal for the Fund is not obtained at the Meeting, the holders of a majority of the Shares present in person or by proxy shall have power to adjourn the Meeting, without notice other than announcement at the Meeting, until such Quorum or vote is obtained, to a date not more than 120 days after the original record date.
     Abstentions and broker non-votes will not count as votes in favor of any proposal, but will be deemed to be present at the Meeting for purposes of determining a Quorum. Broker non-votes arise when shares are held in street name by brokers who have discretion to vote on one proposal, but who have not received instructions with respect to a non-discretionary proposal from the beneficial owners or other persons entitled to vote. Abstentions and “broker non-votes” will have the same effect as votes “against” Proposals 2(a) and 2(b), but are not expected to arise under Proposal 1.
     Only one copy of this proxy statement will be delivered to multiple Stockholders sharing an address unless we have received contrary instructions from one or more of the Stockholders. Upon request, we will deliver a separate copy of this proxy statement to a Stockholder at a shared address to which a single copy of this proxy statement was delivered. Any Stockholder who wishes to receive a separate proxy statement, or Stockholders sharing an address who wish to receive a single proxy statement in the future, should contact the Fund at 800-341-2929, Option 2.

Expenses
     [The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by Morgan Stanley and Invesco Ltd. and their affiliates. The Fund will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.] In order to obtain the necessary quorum at the Meeting, additional solicitations may be made by mail, telephone, facsimile or personal interview by representatives of the Fund, Invesco Advisers or its affiliates, by the Transfer Agent and by dealers or their representatives. The Fund may also retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist in additional proxy solicitation. The estimated cost of the additional proxy solicitation by Computershare is approximately $28,306. The agreement with Computershare provides that Computershare shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.
Reports to Stockholders
     The Fund’s Annual Report for the Fund’s most recent fiscal year and the most recent Semi-Annual Report succeeding the Annual Report have been previously sent to Stockholders and are available without charge. Any such request should be directed to the Secretary of the Fund by calling 1-800-341-2929, Option 2, or by writing to the Secretary of the Fund at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173.
Interest of Certain Persons
     Invesco Ltd. and it affiliates, as well as certain of their respective directors, officers, and employees, including persons who are Directors or officers of the Fund, may be deemed to have an interest in certain of the proposals described in this proxy statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this proxy statement, pursuant to which they are paid fees by the Fund, and certain of those individuals are compensated for performing services relating to the Fund and may also own shares of Invesco. Such companies and persons may thus be deemed to derive benefits from the approvals by Stockholders of such proposals.
Stockholder Proposals
     Stockholder proposals intended to be presented at the year 2011 annual meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by the Fund’s Secretary by February 23, 2011, in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement. If a Stockholder wishes to make a proposal at the year 2011 annual meeting of Stockholders without having the proposal included in the Fund’s proxy statement, then such proposal must be received by the Fund’s Secretary not earlier than April 17, 2011 and not later than May 17, 2011. If a Stockholder fails to give notice by May 9, 2011, then the persons named as proxies in the proxies solicited by the Board for the 2011 annual meeting of Stockholders may exercise discretionary voting power with respect to any such proposal. Any Stockholder who wishes to submit a proposal for consideration at a meeting of the Fund should send such proposal to the Fund’s Secretary at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173, Attn: Secretary.
Other Business
     The management of the Fund knows of no matters other than the proposals discussed herein which may be presented at the Meeting. However, if any matter not now known properly comes before the Meeting, it is the intention of the persons named in the enclosed proxy card, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

By Order of the Board of Directors,
/s/ John M. Zerr
Senior Vice President, Chief Legal Officer and Secretary

Appendix A
Biographical Information on the Fund’s Directors
Each Director standing for reelection has consented to being named in this proxy statement and has agreed to serve if elected. Except as otherwise noted, the address of each Director is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.
Independent Directors

			Number of
	Position		Funds in
	Held with		Fund
	Trust and		Complex	Other Trusteeship(s)
Name and Date of	Length of	Principal Occupation(s) During Past 5	Overseen	/Directorship(s) Held
Birth	Time Served	Years	by Director	by Director
David C. Arch July 1945	Director Since 2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Member of the Board of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Bob R. Baker August 1936	Director Since 2010	Retired. Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation.	214	None

Frank S. Bayley July 1939	Director Since 2010	Retired. Formerly: Director, Badgley Funds, Inc. (registered investment company) (two portfolios) and Partner, law firm of Baker & McKenzie.	214	None

James T. Bunch November 1942	Director Since 2010	Founder, Green, Manning & Bunch Ltd. (investment banking firm). Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	214	Vice Chairman of the Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society.

Bruce L. Crockett March 1944	Chairman and Director Since 2010	Chairman, Crockett Technology Associates (technology consulting company). Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of	214	ACE Limited (insurance company); and Investment Company Institute.

Independent Directors

Number of
	Position		Funds in
	Held with		Fund
	Trust and		Complex	Other Trusteeship(s)
Name and Date of	Length of	Principal Occupation(s) During Past 5	Overseen	/Directorship(s) Held
Birth	Time Served	Years	by Director	by Director
Governors of INTELSAT (international communications company).

Rod Dammeyer November 1940	Director Since 2010	President of CAC, LLC, a private company offering capital investment and management advisory services.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Albert R. Dowden December 1941	Director Since 2010	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company).
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company).	214	Board of Nature’s Sunshine Products, Inc.

Independent Directors

			Number of
	Position		Funds in
	Held with		Fund
	Trust and		Complex	Other Trusteeship(s)
Name and Date of	Length of	Principal Occupation(s) During Past 5	Overseen	/Directorship(s) Held
Birth	Time Served	Years	by Director	by Director
Jack M. Fields February 1952	Director Since 2010	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non- profit) and Cross Timbers Quail Research Ranch (non-profit). Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company).	214	Administaff (human resources company)

Carl Frischling February 1937	Director Since 2010	Partner, law firm of Kramer Levin Naftalis and Frankel LLP.	214	Trustee of Reich & Tang Funds (16 portfolios).

Prema Mathai-Davis October 1950	Director Since 2010	Retired.	214	None

Lewis F. Pennock November 1942	Director Since 2010	Partner, law firm of Pennock & Cooper.	214	None

Larry Soll April 1942	Director Since 2010	Retired. Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company).	214	None

Hugo F. Sonnenschein November 1940	Director Since 2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Raymond Stickel, Jr. March 1944	Director Since 2010	Retired. Formerly, Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche.	214	None

Interested Directors

	Position		Number of
	Held with		Funds in
	Trust and		Fund	Other
	Length of		Complex	Trusteeship(s)
	Time	Principal Occupation(s) During Past 5	Overseen by	/Directorship(s)
Name, Age	Served	Years	Director	Held by Director
Martin L. Flanagan[1] June 1960	Director Since 2010	Executive Director, Chief Executive Officer and President, Invesco Ltd. (a global investment management firm); Trustee, Invesco Funds; Vice Chairman, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business and Adviser to the board of directors, Invesco Advisers.
		Formerly, Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim Advisors, Inc. and a global investment management firm); Director, Invesco; Chairman, Investment Company Institute.	214	None

Philip A. Taylor[2] November 1954	Director Since 2010	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding	214	None

[1]	Mr. Flanagan is considered an interested person of the Fund because he is an advisor to the board of directors of Invesco Advisers and is an officer and a director of Invesco Ltd., the ultimate parent of Invesco Advisers.

[2]	Mr. Taylor is considered an interested person of the Fund because he is an officer and a director of Invesco Advisers.

Interested Directors

	Position		Number of
	Held with		Funds in
	Trust and		Fund	Other
	Length of		Complex	Trusteeship(s)
	Time	Principal Occupation(s) During Past 5	Overseen by	/Directorship(s)
Name, Age	Served	Years	Director	Held by Director
company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Vank Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; and Director and Chairman, Van Kampen Investor Services Inc.; and Director and President , Van Kampen Advisors, Inc.
Formerly: Director, Invesco Distributors, Inc. (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc. (registered investment adviser) and Invesco Aim Private Asset Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, Invesco Trimark Corporate Class Inc. and Invesco Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc.

Independent Directors

	Position		Number of
	Held with		Funds in
	Trust and		Fund	Other
	Length of		Complex	Trusteeship(s)
	Time	Principal Occupation(s) During Past 5	Overseen by	/Directorship(s)
Name, Age	Served	Years	Director	Held by Director
and Invesco Trimark Canada Fund Inc.

Wayne W. Whalen[3] August 1939	Director Since 2010	Of Counsel in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP (since January 2010); Prior to January 2010, Partner at Skadden, Arps, Slate, Meagher & Flom LLP.	232	Director of the Abraham Lincoln Presidential Library Foundation.

[3]	Mr. Whalen is considered an interested person of the Fund because he is Of Counsel at the law firm that serves as legal counsel to the Invesco Van Kampen closed-end funds, for which Invesco Advisers also serves as investment adviser.

Appendix B
Board Committees and Meetings
     The standing committees of the Board are the Audit Committee, a Compliance Committee, a Governance Committee, an Investment Committee and a subcommittee thereof, and a Valuation, Distribution and Proxy Voting Oversight Committee (the “Committees”).
     The members of the Audit Committee are Raymond Stickel, Jr., Chair, Rod Dammeyer, Vice Chair, David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, and Larry Soll. The Audit Committee’s primary purposes are to: (i) oversee qualifications, independence and performance of the Fund’s independent registered public accountants; (ii) appoint independent registered public accountants for the Fund; (iii) pre-approve all permissible audit and non-audit services that are provided to the Fund by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund’s independent registered public accountants to Invesco Advisers and certain affiliates of Invesco Advisers; (v) review the audit and tax plans prepared by the independent registered public accountants; (vi) review the Fund’s audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR; (viii) review the process for preparation and review of the Fund’s shareholder reports; (ix) review certain tax procedures maintained by the Fund; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits of the Fund; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Fund who are employees or former employees of the independent registered public accountants; and (xiv) remain informed of (a) the Fund’s accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Fund’s net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Fund. The Audit Committee held four meetings during the fiscal year ended December 31, 2009.
     The members of the Compliance Committee are Larry Soll, Chair, Lewis F. Pennock, Vice Chair, Frank S. Bayley, James T. Bunch, Rod Dammeyer, and Raymond Stickel, Jr. The Compliance Committee is responsible for: (i) recommending to the Board and the Independent Directors the appointment, compensation and removal of the Fund’s CCO; (ii) reviewing any report prepared by a third party who is not an interested person of Invesco Advisers, upon the conclusion by such third party of a compliance review of Invesco Advisers; (iii) reviewing all reports on compliance matters from the Fund’s CCO, (iv) reviewing all recommendations made by the Senior Officer regarding Invesco Advisers’ compliance procedures, (v) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of the Adviser’s fiduciary duties to Fund stockholders and of Invesco Advisers’ Code of Ethics; (vi) overseeing all of the compliance policies and procedures of the Fund and its service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (vii) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (viii) receiving and reviewing quarterly reports on the activities of the Invesco Advisers’ internal compliance controls committee; (ix) reviewing all reports made by the Invesco Advisers’ CCO; (x) reviewing and recommending to the Independent Directors whether to approve procedures to investigate matters brought to the attention of the Invesco Advisers’ ombudsman; (xi) risk management oversight with respect to the Fund and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. that are applicable to the Fund or its service providers; and (xii) overseeing potential conflicts of interest that are reported to the Compliance Committee by the Invesco Advisers, the CCO, the Senior Officer and/or the

Compliance Consultant. The Compliance Committee held four meetings during the fiscal year ended December 31, 2009.
     The members of the Governance Committee are Albert R. Dowden, Chair, Jack M. Fields, Vice Chair, David C. Arch, Bob R. Baker, Bruce L. Crockett, Carl Frischling, Prema Mathai-Davis, and Hugo F. Sonnenschein. The Governance Committee is responsible for: (i) nominating persons who will qualify as Independent Directors for (a) election as Directors in connection with meetings of stockholders of the Fund that are called to vote on the election of Directors, (b) appointment by the Board as Directors in connection with filling vacancies that arise in between meetings of stockholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all Directors; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the Independent Directors; (vii) overseeing the selection of independent legal counsel to the Independent Directors; (viii) reviewing and approving the compensation paid to independent legal counsel to the Independent Directors; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board. The Governance Committee’s charter is available at www.invesco.com.
     The Governance Committee will consider nominees recommended by a Stockholder to serve as Director, provided that such person is a Stockholder of record at the time he or she submits such names and is entitled to vote at the meeting of Stockholders at which Directors will be elected. The Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance Committee requires no specific minimum qualifications for nominees, but rather considers a number of factors in their evaluation of potential nominees, including the person’s specific experience, education, diversity, integrity, and such other factors and qualifications as the Governance Committee may consider relevant and other skills in light of the Fund’s business and structure. Notice procedures set forth in the Trust’s bylaws require that any stockholder of a Fund desiring to nominate a Director for election at a stockholder meeting must submit to the Trust’s Secretary the nomination in writing not later than the close of business on the later of the 60th day prior to such stockholder meeting or the tenth day following the day on which public announcement is made of the stockholder meeting and not earlier than the close of business on the 90th day prior to the stockholder meeting. The Governance Committee held four meetings during the fiscal year ended December 31, 2009.
     The members of the Investments Committee are Frank S. Bayley, Chair, David C. Arch, Bob R. Baker, James T. Bunch, Bruce L. Crockett, Rod Dammeyer, Albert R. Dowden, Jack M. Fields, Martin L. Flanagan, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock, Larry Soll, Hugo F. Sonnenschein, Raymond Stickel, Jr., Philip A. Taylor, and Wayne W. Whalen. The Investments Committee’s primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by Invesco Advisers and one or more affiliated investment sub-advisers (the “Affiliated Sub-Advisers”); and (ii) review all proposed and existing advisory and sub-advisory arrangements for the Fund, and to recommend what action the full Board and the Independent Directors take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.
     The Investments Committee has established three sub-committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Invesco Funds that have been assigned to a particular sub-committee (for each sub-committee, the “Designated Funds”), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds;

(iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly; (iv) being familiar with the registration statements and periodic stockholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time. The members of the applicable sub-committee for the Fund are Bob R. Baker, Chair, Lewis F. Pennock, Larry Soll, Hugo F. Sonnenschein and Raymond Stickel, Jr. The Investments Committee held five meetings during the fiscal year ended December 31, 2009. The Investments Committee sub-committee for the Fund is newly formed and held no meetings during the fiscal year ended December 31, 2009.
     The members of the Valuation, Distribution and Proxy Oversight Committee are Carl Frischling, Chair, Hugo F. Sonnenschein, Vice Chair, Bob R. Baker, Albert R. Dowden, Jack M. Fields, Prema Mathai-Davis, Lewis F. Pennock, and Wayne W. Whalen. The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the Fund (i) in the valuation of the Fund’s portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the Invesco Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the Invesco Funds, (iii) in the review of existing distribution arrangements for the Invesco Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Invesco Funds; and (b) to make regular reports to the full Board of the Invesco Funds.
     The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto, (iii) reviewing the reports described in the Pricing Procedures and other information from the Invesco Advisers regarding fair value determinations made pursuant to the Pricing Procedures by the Invesco Advisers’ internal valuation committee and making reports and recommendations to the full Board with respect thereto, (iv) receiving the reports of Invesco Adviser’s internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of Invesco Advisers evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board; (v) upon request of Invesco Advisers, assisting Invesco Advisers’ internal valuation committee or the full Board in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the “Liquidity Procedures”) and other information from Invesco Advisers regarding liquidity determinations made pursuant to the Liquidity Procedures by Invesco Advisers and making reports and recommendations to the full Board with respect thereto, and (vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution and marketing, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto, and (iii) reviewing other information from the principal underwriters to the Invesco Funds regarding distribution and marketing of the Invesco Funds and making recommendations to the full Board with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines and the Proxy Policies and Procedures by Invesco Advisers and the Affiliated Sub-Advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto, (ii) reviewing the Proxy Voting Guidelines and the Proxy Policies and Procedures and information provided by Invesco Advisers and the Affiliated Sub-Advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full

Board with respect thereto, and (iii) in implementing its responsibilities in this area, assisting Invesco Advisers in resolving particular proxy voting issues. The Valuation, Distribution and Proxy Oversight Committee is newly formed and held no meetings during the fiscal year ended December 31, 2009.
     Directors are encouraged to attend stockholder meetings, but the Board has no set policy requiring Board member attendance at meetings. Each Director was recently elected and therefore attended no Board or Board Committee meetings during the Fund’s last fiscal year.
Board Role in Risk Oversight
     The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Investments, Audit, Compliance and Valuation, Distribution and Proxy Oversight Committees. These Committees, in turn, report to the full Board and recommend actions and approvals for the full Board to take.
     Invesco prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Committee or the Senior Officer. In addition, the Audit Committee of the Board meets regularly with the internal audit group of Invesco Ltd. to review reports on their examinations of functions and processes within Invesco Advisers that affect the Fund.
     The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio manager(s) of the Fund meet regularly with the Fund’s Sub-Committee of the Investment Committee to discuss portfolio performance, including investment risk, such as the impact on the Fund of the investment in particular securities or instruments, such as derivatives. The Board generally is consulted in advance with respect to any change in an investment strategy that could have a material impact on the Fund’s risk profile.
     Invesco Advisers provides regular written reports to the Valuation, Distribution and Proxy Oversight Committee that enable the Committee to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities in the Fund’s portfolio. In addition, the Audit Committee reviews valuation procedures and pricing results with the Fund’s independent auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.
     The Compliance Committee receives regular compliance reports prepared by the Invesco Advisers compliance group and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Directors meet at least quarterly in executive session with the CCO and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The Compliance Committee recommends and the Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect, prevent and correct violations of the federal securities laws.

Appendix C
Fund Director Qualifications and Experience
     Independent Directors.
     David C. Arch, Director. Mr. Arch has been a member of the Board of Directors/Trustees of the Invesco Funds since 2010. Currently, Mr. Arch is the Chairman and Chief Executive Officer of Blistex, Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago, and a member of the Board of the Illinois Manufacturers’ Association. Mr. Arch is also a member of the Board of Visitors, Institute for the Humanities, University of Michigan. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex. The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Fund.
     Bob R. Baker, Director. Bob R. Baker has been a member of the Board of Directors/Trustees of the Invesco Funds and predecessor funds since 1982. Mr. Baker currently is Manager of USA Signs International LLC and China Consulting Connection LLC. Previously, Mr. Baker was president and chief executive officer of AMC Cancer Research Center in Denver, Colorado. He previously served as Chief Executive Officer and Chairman of First Columbia Financial Corporation and its operating subsidiaries, based in Englewood, Colorado. The Board believes that Mr. Baker’s experience as the CEO of a financial institution and familiarity with the financial services industry benefits the Fund.
     Frank S. Bayley, Director. Frank S. Bayley has been a member of the Board of Directors/Trustees of the Invesco Funds and predecessor funds since 1985. Mr. Bayley is a business consultant in San Francisco. He is Chairman and a Director of the C. D. Stimson Company, a private investment company in Seattle. Mr. Bayley serves as a Trustee of the Seattle Art Museum, a Trustee of San Francisco Performances, and a Trustee and Overseer of The Curtis Institute of Music in Philadelphia. He also serves on the East Asian Art Committee of the Philadelphia Museum of Art and the Visiting Committee for Art of Asia, Oceana and Africa of the Museum of Fine Arts, Boston. Mr. Bayley is a retired partner of the international law firm of Baker & McKenzie LLP, where his practice focused on business acquisitions and venture capital transactions. Prior to joining Baker & McKenzie LLP in 1986, he was a partner of the San Francisco law firm of Chickering & Gregory. He received his A.B. from Harvard College in 1961, his LL.B. from Harvard Law School in 1964, and his LL.M. from Boalt Hall at the University of California, Berkeley, in 1965. Mr. Bayley served as a Trustee of the Badgley Funds from inception in 1998 until dissolution in 2007. The Board believes that Mr. Bayley’s experience as a business consultant and a lawyer benefits the Fund.
     James T. Bunch, Director. James T. Bunch has been a member of the Board of Directors/Trustees of the Invesco Funds and predecessor funds since 2000. Mr. Bunch is Founding Partner of Green Manning & Bunch, Ltd. a leading investment banking firm located in Denver, Colorado. Green Manning & Bunch is a FINRA-registered investment bank specializing in mergers and acquisitions, private financing of middle-market companies and corporate finance advisory services. Mr. Bunch and his partners formed Green Manning & Bunch in 1988. Immediately prior to forming Green Manning & Bunch, Mr. Bunch was Executive Vice President, General Counsel, and a Director of Boettcher & Company, then the leading investment banking firm in the Rocky Mountain region. Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm. At various other times during his career, Mr. Bunch has served as Chair of the NASD Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee. The

Board believes that Mr. Bunch’s experience as an investment banker and investment management lawyer benefits the Fund.
     Bruce L. Crockett, Director and Chair. Bruce L. Crockett has been a member of the Board of Directors/Trustees of the Invesco Funds since 1978, and has served as Independent Chair of the Board of Directors/Trustees since 2004. Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company. Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of Directors of ACE Limited, a Zurich-based insurance company. He is a life trustee of the University of Rochester Board of Directors. The Board elected Mr. Crockett to serve as its Independent Chair because of his extensive experience in managing public companies and familiarity with investment companies.
     Rod Dammeyer, Director. Mr. Dammeyer has been a member of the Board of Directors/Trustees of the Invesco Funds since 2010. Since 2001, Mr. Dammeyer has been President of CAC, LLC, a private company offering capital investment and management advisory services. Previously, Mr. Dammeyer served as Managing Partner at Equity Group Corporate Investments; Chief Executive Officer of Itel Corporation; Senior Vice President and Chief Financial Officer of Household International, Inc.; and Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. Mr. Dammeyer was a Partner of Arthur Andersen & Co., an international accounting firm. Mr. Dammeyer currently serves as a Director of Quidel Corporation and Stericycle, Inc. Previously, Mr. Dammeyer served as a Trustee of The Scripps Research Institute; and as a Director of Ventana Medical Systems, Inc.; GATX Corporation; TheraSense, Inc.; TeleTech Holdings Inc.; and Arris Group, Inc. From 1987 to 2010, Mr. Dammeyer served as Director or Trustee of investment companies in the Van Kampen Funds complex. The Board believes that Mr. Dammeyer’s experience in executive positions at a number of public companies, his accounting experience and his experience serving as a director of investment companies benefits the Fund.
     Albert R. Dowden, Director. Albert R. Dowden has been a member of the Board of Directors/Trustees of the Invesco Funds since 2000. Mr. Dowden retired at the end of 1998 after a 24-year career with Volvo Group North America, Inc. and Volvo Cars of North America, Inc. Mr. Dowden joined Volvo as general counsel in 1974 and was promoted to increasingly senior positions until 1991 when he was appointed president, chief executive officer and director of Volvo Group North America and senior vice president of Swedish parent company AB Volvo. Since retiring, Mr. Dowden continues to serve on the board of the Reich & Tang Funds and also serves on the boards of Homeowners of America Insurance Company and its parent company as well as Nature’s Sunshine Products, Inc. and The Boss Group. Mr. Dowden’s charitable endeavors currently focus on Boys & Girls Clubs where he has been active for many years as well as several other not-for-profit organizations. Mr. Dowden began his career as an attorney with a major international law firm, Rogers & Wells (1967-1976), which is now Clifford Chance. The Board believes that Mr. Dowden’s extensive experience as a corporate executive benefits the Fund.
     Jack M. Fields, Director. Jack M. Fields has been a member of the Board of Directors/Trustees of the Invesco Funds since 1997. Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the SEC. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act. Mr. Fields currently serves as Chief Executive Officer of the Twenty-

First Century Group in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs. Mr. Fields also serves as a Director of Administaff (NYSE: ASF), a premier professional employer organization with clients nationwide. In addition, Mr. Fields sits on the Board of the Discovery Channel Global Education Fund, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology. The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Fund.
     Carl Frischling, Director. Carl Frischling has been a member of the Board of Directors/Trustees of the Invesco Funds since 1977. Mr. Frischling is senior partner of the Financial Services Group of Kramer Levin, a law firm that represents the Fund’s independent Trustees. He is a pioneer in the field of bank-related mutual funds and has counseled clients in developing and structuring comprehensive mutual fund complexes. Mr. Frischling also advises mutual funds and their independent directors/trustees on their fiduciary obligations under federal securities laws. Prior to his practicing law, he was chief administrative officer and general counsel of a large mutual fund complex that included a retail and institutional sales force, investment counseling and an internal transfer agent. During his ten years with the organization, he developed business expertise in a number of areas within the financial services complex. He served on the Investment Company Institute Board and was involved in ongoing matters with all of the regulatory areas overseeing this industry. Mr. Frischling is a board member of the Mutual Fund Director’s Forum. He also serves as a trustee of the Reich & Tang Funds, a registered investment company. Mr. Frischling serves as a Trustee of the Yorkville Youth Athletic Association and is a member of the Advisory Board of Columbia University Medical Center. The Board believes that Mr. Frischling’s experience as an investment management lawyer, and his long involvement with investment companies benefits the Fund.
     Dr. Prema Mathai-Davis, Director. Prema Mathai-Davis has been a member of the Board of Directors/Trustees of the Invesco Funds since 1998. Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the New York Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethcs Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind. The Board believes that Dr. Mathai-Davis’ extensive experience in running public and charitable institutions benefits the Fund.
     Lewis F. Pennock, Director. Lewis Pennock has been a member of the Board of Directors/Trustees of the Invesco Funds since 1981. Mr. Pennock has been practicing law in Houston, Texas since 1967. His practice focuses primarily on commercial lending transactions. The Board believes that Mr. Pennock’s long association as a Trustee of the Funds and his extensive legal experience benefits the Fund.
     Dr. Larry Soll, Director. Dr. Larry Soll has been a member of the Board of Directors/Trustees of the Invesco Funds and predecessor funds since 1997. Formerly, Dr. Soll was chairman of the board (1987 to 1994), chief executive officer (1982 to 1989; 1993 to 1994), and president (1982 to 1989) of Synergen Corp., a biotechnology company, in Boulder, CO. He was also a faculty member at the University of Colorado (1974-1980). The Board believes that Dr. Soll’s experience as a chairman of a public company and in academia benefits the Fund.

     Hugo F. Sonnenschein, Director. Mr. Sonnenschein has been a member of the Board of Directors/Trustees of the Invesco Funds since 2010. Mr. Sonnenschein is the President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Until July 2000, Mr. Sonnenschein served as President of the University of Chicago. Mr. Sonnenschein is a Trustee of the University of Rochester and a member of its investment committee. He is also a member of the National Academy of Sciences and the American Philosophical Society, and a Fellow of the American Academy of Arts and Sciences. From 1994 to 2010, Mr. Sonnenschein served as Director or Trustee of investment companies in the Van Kampen Funds complex. The Board believes that Mr. Sonnenschein’s experiences in academia and in running a university, and his experience as a director of investment companies benefits the Fund.
     Raymond Stickel, Jr., Director. Mr. Stickel has been a member of the Board of Directors/Trustees of the Invesco Funds since 2010. Mr. Stickel retired after a 35-year career with Deloitte & Touche. For the last five years of his career, he was the managing partner of the Investment Management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services to several mutual fund clients. Mr. Stickel began his career with Touche Ross & Co. in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for the firm. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on the Firm’s Accounting and Auditing Executive Committee. The Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies, and his status as an Audit Committee Financial Expert, benefits the Fund.
     Interested Directors.
     Martin L. Flanagan, Director. Martin Flanagan has been a member of the Board of Directors/Trustees of the Invesco Funds since 2007. Mr. Flanagan is president and chief executive officer of Invesco Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco Ltd. Mr. Flanagan joined Invesco Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999. Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Anderson & Co. Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and a member of the executive board at the SMU Cox School of Business. The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Fund.
     Philip A. Taylor, Director. Philip Taylor has been a member of the Board of Directors/Trustees of the Invesco Funds since 2006. Mr. Taylor has headed Invesco’s North American retail business as Senior Managing Director since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002. Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer. Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble. The Board believes that Mr. Taylor’s long experience in the investment management business benefits the Fund.
     Wayne W. Whalen, Director. Mr. Whalen has been a member of the Board of Directors/Trustees of the Invesco Funds since 2010. Mr. Whalen is Of Counsel, and prior to 2010 was a partner, in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Whalen is a Director of the Abraham Lincoln Presidential Library Foundation. From 1995 to 2010, Mr. Whalen served as Director and Trustee of investment companies in the Van Kampen Funds complex. The Board believes that Mr. Whalen’s experience as a law firm partner and his experience as a director of investment companies benefits the Fund.

Appendix D
Fund Director Compensation
     Each Director who is not an employee or officer of the Invesco Advisers is compensated for his or her services according to a fee schedule that recognizes the fact that such Director also serves as a Director/Trustee of other Invesco Funds. Each such Director receives a fee, allocated among the Invesco Funds for which he or she serves as a Director/Trustee, that consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.
     The Directors have adopted a retirement plan for the Directors who are not employees of Invesco Advisers, which is secured by the Invesco Funds. The Directors also have adopted a retirement policy that permits each non-Invesco-affiliated Director to serve until December 31 of the year in which the Director turns 75. A majority of the Directors may extend from time to time the retirement date of a Director.
     Annual retirement benefits are available from the Fund and/or the other Invesco Funds for which a Director serves (each, a “Covered Fund”) for each Director who is not an employee or officer of Invesco Advisers, who became a Director prior to December 1, 2008, and who has at least five years of credited service as a Director (including service to a predecessor fund) of a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the Director’s annual retainer paid to or accrued by any Covered Fund with respect to such Director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Director. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Director or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such Director’s credited years of service. If a Director dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Director’s designated beneficiary for the same length of time that the Director would have received the payments based on his or her service or, if the Director has elected, in a discounted lump sum payment. A Director must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A Director may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.
     Deferred Compensation Agreements. Edward K. Dunn (a former Director/Trustee of the Invesco Funds), Messrs. Crockett, Fields and Frischling, and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the “Deferring Directors”) have each executed a Deferred Compensation Agreement (collectively, the “Compensation Agreements”). Pursuant to the Compensation Agreements, the Deferring Directors have the option to elect to defer receipt of up to 100% of their compensation payable by the Invesco Funds, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Directors. Distributions from the Deferring Directors’ deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts

D-1

held in the deferral accounts, the Deferring Directors have the status of unsecured creditors of the Fund and of each other Invesco Fund from which they are deferring compensation.
     Set forth below is information regarding compensation paid or accrued for each Director who was not affiliated with the Fund’s investment adviser during the year ended December 31, 2009. Because all of the Directors are newly elected to the Board, they have not previously received any compensation from the Fund. Martin L. Flanagan and Philip A. Taylor are employees of the Adviser and therefore are not compensated for serving as Directors.

		Pension or
		Retirement Benefits	Estimated Annual	Total Compensation
	Aggregate	Accrued by All	Benefits from Fund	Before Deferral
	Compensation from	Invesco	Complex Upon	from
Name of Director	the Fund	Funds[1]	Retirement[2]	Invesco[3]
Interested Directors
Wayne W. Whalen	0	82,190	105,000	227,131
Independent Directors
David C. Arch	0	42,315	105,000	227,131
Bob R. Baker	0	125,039	197,868	259,100
Frank S. Bayley	0	115,766	154,500	275,700
James T. Bunch	0	142,058	154,500	235,000
Bruce L. Crockett	0	104,012	154,500	509,900
Rod Dammeyer	0	86,550	105,000	227,131
Albert R. Dowden	0	142,622	154,500	275,700
Jack M. Fields	0	122,608	154,500	235,000
Carl Frischling	0	124,703	154,500	269,950
Prema Mathai-Davis	0	120,758	154,500	256,600
Lewis F. Pennock	0	107,130	154,500	235,000
Larry Soll	0	161,084	176,202	256,600
Hugo F. Sonnenschein	0	87,154	105,000	227,131
Raymond Stickel, Jr.	0	107,154	154,500	299,800

[1]	The Funds did not accrue any such amounts because none of the listed Trustees served on the Fund’s Board during its last fiscal year. Amounts shown therefore are payable only by other Invesco funds.

[2]	These amounts represent the estimated annual benefits payable collectively by the Invesco Funds, including the Fund, upon the Director’s retirement and assumes that each Director serves until his or her normal retirement date.

[3]	The Fund adopted the deferred compensation plan as of June 1, 2010 and thus no amounts have accrued under the plan as of the fiscal year ended December 31, 2009.

D-2

Appendix E
Report of the Fund’s Independent Registered Public Accounting Firm and Audit Committee
     The Board of Directors of the Fund, including a majority of the Directors who are not “interested persons” of the Fund (as defined by the 1940 Act), have appointed PricewaterhouseCoopers, LLP (“PwC”) as the independent registered public accounting firm of the Fund for the Fund’s fiscal years ending after May 31, 2010. The Fund’s independent registered public accounting firm prior to May 31, 2010 was Ernst & Young LLP (the “Prior Auditor”). The Audit Committee of the Fund recommended and approved the decision to change the Fund’s independent registered public accounting firm, and such decision was approved by the Fund’s Board, including a majority of the Independent Directors in connection with the appointment of Invesco Advisers as the new investment adviser to the Fund.
     Concurrent with the effective date of the appointment of Invesco Advisers as interim investment adviser, the Prior Auditor resigned as the independent registered public accounting firm of the Fund.
     The Prior Auditor’s reports on the financial statements of the Fund for the past two fiscal years ended December 31, 2008 and December 31, 2009 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused it to make reference to that matter in connection with its report for the Fund. The Fund has requested that the Prior Auditor furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is attached as Exhibit A and will be filed as Exhibit 77 to the Fund’s next Form N-SAR.
Audit and Other Fees
     Morgan Stanley Investment Advisors, Inc. (the “Prior Adviser”), the Fund’s previous investment adviser, and any entity controlling, controlled by or under common control with the Prior Adviser (excluding sub-advisers) that provided ongoing services to the Fund (“Prior Adviser Covered Entities”), were billed the amounts listed in the table below by the Prior Auditor during the Fund’s most recent two fiscal years.
     As disclosed in the Fund’s Form N-CSR filed in connection with its fiscal year ended December 31, 2009, the Audit Committee considered whether the provision of non-audit services performed by the Prior Auditor to any Prior Adviser Covered Entity was compatible with maintaining the Prior Auditor’s independence. The Audit Committee was also required to pre-approve services to Prior Adviser Covered Entities to the extent that the services were determined to have a direct impact on the operations or financial reporting of the Fund and, as of the Fund’s most recent fiscal year end, 100% of such services were pre-approved by the Audit Committee pursuant to the Audit Committee’s former pre-approval policies and procedures. The Board’s current pre-approval policies and procedures are included as part of the Board’s Audit Committee charter, which is available at www.invesco.com.
     The Audit Committee of the Fund reviewed and discussed the last audited financial statements of each Fund with management and with the Prior Auditor. In the course of its discussions, the Audit

Committee also discussed with the Prior Auditor any relevant matters required to be discussed under Statement on Auditing Standards No. 61. Based on this review, the Audit Committee recommended to the Board of the Fund that the Fund’s audited financial statements be included in the Fund’s Annual Report to Stockholders for the most recent fiscal year for filing with the SEC. The Audit Committee received the written disclosures and the letter from the Prior Auditor required under Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with the Prior Auditor its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of the Prior Auditor in the Fund.
     It is not expected that representatives of PwC or the Prior Auditor will attend the Meeting. In the event representatives of PwC or the Prior Auditor do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.
     As discussed above, Invesco Advisers has served as the investment adviser to the Fund since June 1, 2010. The Fund’s Form N-CSR filed in connection with the Fund’s fiscal year ended December 31, 2009 discloses that the Prior Adviser, and any Prior Adviser Covered Entities, were billed the amounts listed below by the Prior Auditor during the Fund’s most recent two fiscal years, during which period the Prior Auditor served as the Fund’s independent registered public accounting firm.

			Non-Audit Fees
	Fiscal Year End	Audit Fees	Audit Related Fees[1]	Tax Fees[2]	All Other		Total Non- Audit	Total
Invesco High Yield Investments Fund, Inc	12/31/09	$57,200	—	$3,380	—		$3,380	$60,580
	12/31/08	$57,200	—	$3,380	—		$3,380	$60,580
Prior Adviser Covered Entities	12/31/09	N/A	—	$109,924	$208,088	[3]	$318,012	$318,012
	12/31/08	N/A	$742,276	$99,522	$246,887	[3]	$1,088,685	$1,088,685

[1]	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Prior Adviser Covered Entities and funds advised by the Prior Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report and advisory consulting work.

[2]	Tax Fees represent tax advice and compliance services provided in connection with the review of the Fund’s tax returns, or, with respect to the information for Prior Adviser Covered Entities, tax advice services provided to Prior Adviser Covered Entities, including, research and identification of PFIC entities.

[3]	All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.

Exhibit A to Report of the Fund’s Independent Accountants and Audit Committee
Prior Auditor Letter
August [__], 2010
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549-7561
Dear Sirs/Madams:
We have read the section titled “Report of the Fund’s Independent Registered Public Accounting Firm and Audit Committee” of the Proxy Statement dated August [__], 2010 relating to the Annual Meeting of stockholders of the Invesco High Yield Investments Fund, Inc., and are in agreement with the statements contained therein. We have no basis to agree or disagree with other statements of the registered contained therein.
Yours truly,

/s/ ERNST & YOUNG LLP

Appendix F
Director Beneficial Ownership of Securities
     The table below indicates the aggregate dollar range of equity securities of the Fund and of all funds in the Fund Complex owned by each Director listed below as of June 30, 2010.

Aggregate Dollar Range
of Equity Securities
in all Registered
	Aggregate dollar range	Investment Companies
	of Equity Securities	Overseen by Director
	of the Fund owned by	in the Invesco Fund
Name of Director	Director	Complex[10]
Interested Directors
Martin L. Flanagan	None	$50,001-$100,000
Philip A. Taylor	None	None
Wayne W. Whalen	None	Over $100,000
Independent Directors
David C. Arch	None	$50,001-$100,000
Bob R. Baker	None	Over $100,000
Frank S. Bayley	None	Over $100,000
James T. Bunch	None	Over $100,000
Bruce L. Crockett	None	Over $100,000
Rod Dammeyer	None	Over $100,000
Albert R. Dowden	None	Over $100,000
Jack M. Fields	None	Over $100,000
Carl Frischling	None	Over $100,000
Prema Mathai-Davis	None	Over $100,000
Lewis F. Pennock	None	Over $100,000
Larry Soll	None	Over $100,000
Hugo F. Sonnenschein	None	$50,001-$100,000
Raymond Stickel, Jr.	None	Over $100,000

[10]	Includes the total amount of compensation deferred by the Director at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Invesco Funds.

F-1

Appendix G
FORM OF NEW INVESTMENT ADVISORY AGREEMENT
     THIS AGREEMENT is made this day of      , 2010, by and between the registered investment companies as set forth on Appendix I (each, a “Fund” and collectively, the “Funds”), as the same may be amended from time to time, and Invesco Advisers, Inc., a Delaware corporation (the “Adviser”).
RECITALS
WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company;
WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of acting as an investment adviser;
WHEREAS, the Fund and the Adviser desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;
NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:
1. Advisory Services. The Adviser shall act as investment adviser for the Fund and shall, in such capacity, supervise all aspects of the Fund’s operations, including the investment and reinvestment of cash, securities or other properties comprising the Fund’s assets, subject at all times to the policies and control of the Board of Directors of the Fund (the “Board of Directors”). The Adviser shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as investment adviser.
2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Adviser shall:
(a) supervise all aspects of the operations of the Fund;
(b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the assets of the Fund or the activities in which such issuers engage, or with respect to securities which the Adviser considers desirable for inclusion in the Fund’s assets;
(c) determine which issuers and securities shall be represented in the Fund’s investment portfolios and regularly report thereon to the Board of Directors;
(d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Directors; and
(e) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Fund.
3. Securities Lending Duties and Fees. The Adviser agrees to provide the following services in connection with the securities lending activities of the Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the “Agent”) in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Adviser’s instructions and with procedures adopted by the Board of Directors; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Directors with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

As compensation for such services provided by the Adviser in connection with securities lending activities of the Fund, a lending Fund shall pay the Adviser a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.
4. Delegation of Responsibilities. The Adviser is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisers, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission (“SEC”), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Directors and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).
5. Independent Contractors. The Adviser and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed to be an agent of the Fund.
6. Control by Board of Directors. Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Fund, shall at all times be subject to any directives of the Board of Directors.
7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:
(a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;
(b) the provisions of the registration statement of the Fund, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;
(c) the provisions of the Fund’s Articles of Incorporation or Declaration of Trust, as applicable, (together, the “Declaration”) as the same may be amended from time to time;
(d) the provisions of the by-laws of the Fund, as the same may be amended from time to time; and
(e) any other applicable provisions of state, federal or foreign law.
8. Broker-Dealer Relationships. The Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates.
(a) The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution.
(b) In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.
(c) Subject to such policies as the Board of Directors may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to a particular Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material, or other services to the Fund, to the Adviser, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board of Directors indicating the brokers to whom such allocations have been made and the basis therefor.
(d) With respect to one or more Fund, to the extent the Adviser does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Adviser may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Fund, and may take into consideration any research services provided to such sub-advisor by broker-dealers.
(e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Adviser may select brokers or dealers with which it or the Fund are affiliated.
9. Compensation. The compensation that the Fund shall pay the Adviser is set forth in Exhibit I attached hereto.
10. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Fund and the offering of their shares shall be borne by the Fund unless specifically provided otherwise in this Agreement. These expenses borne by the Fund include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund’s shareholders.
11. Services to Other Companies or Accounts. Each Fund understands that the Adviser now acts, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as investment manager or adviser to other investment companies, including any offshore entities, or accounts, and the Fund has no objection to the Adviser so acting, provided that whenever a Fund and one or more other investment companies or accounts managed or advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. Each Fund recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Fund.
12. Non-Exclusivity. Each Fund understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. Each Fund further understands and agrees that officers or directors of the Adviser may serve as officers or trustees of a Fund, and that officers or trustees of the Fund may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.
13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Exhibit II attached hereto. If so approved, this Agreement shall thereafter continue in force and effect with respect to a Fund for two years, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:
(a) (i) by the Fund’s Board of Directors or (ii) by the vote of “a majority of the outstanding voting securities” of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and
(b) by the affirmative vote of a majority of the Fund’s directors/trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as directors/trustees of the Fund), by votes cast in person at a meeting specifically called for such purpose.
14. Termination. This Agreement may be terminated as to a Fund at any time, without the payment of any penalty, by vote of the Fund’s Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Adviser, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.
15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.
16. Liability of Adviser and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any of its officers, directors or employees, the Adviser shall not be subject to liability to a Fund or to any shareholder of such Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Adviser to one Fund shall not automatically impart liability on the part of the Adviser to any other Fund. No Fund shall be liable for the obligations of any other Fund.
17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of a Fund individually but are binding only upon the assets and property of the Fund and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.
18. Limited Liability of Maryland Corporation. The Articles of Incorporation, together with all amendments thereto establishing the Fund as a Maryland Corporation (the “Articles”), is on file in the office of the Secretary of the State of Maryland, provides that the name of the Fund refers to the Directors under the Articles collectively as Directors, but not as individuals or personally; and no Director, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of the Fund, but the Fund only shall be liable.
19. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and that of the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.
20. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the

Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.
21. License Agreement. Each Fund shall have the non-exclusive right to use the name [“AIM”] to designate any current or future series of shares only so long as Invesco Advisers, Inc. serves as investment manager or adviser to the Fund with respect to such series of shares.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

[ ]
Attest:
	—	By:
Assistant Secretary		President
(SEAL)

Invesco Advisers, Inc.
Attest:
	—	By:
Assistant Secretary		President
(SEAL)
* * * *
EXHIBIT I
FUNDS AND EFFECTIVE DATES

Name of Fund	Effective Date of Advisory Agreement
Invesco High Yield Investments Fund, Inc (Maryland Corporation)
* * * *
EXHIBIT II
COMPENSATION TO THE ADVISER
The Fund shall pay the Adviser, out of the assets of the Fund, as full compensation for all services rendered, an advisory fee set forth below.

Fund	Annual Rate
Invesco High Yield Investments Fund, Inc.	0.70% as a percentage of average weekly net assets

Appendix H
FORM OF NEW SUB-ADVISORY CONTRACT
     This contract is made as of      , 2010, by and among Invesco Advisers, Inc. (the “Adviser”) and each of Invesco Asset Management Deutschland GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”).
WHEREAS:
A) The Adviser has entered into an investment advisory agreement with the High Yield Investments Fund, Inc. (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);
B) The Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreement to sub-advisers, including sub-advisers that are affiliated with the Adviser;
C) Each Sub-Adviser represents that it is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”), or will be so registered prior to providing any services to the Fund under this Contract, and engages in the business of acting as an investment adviser; and
D) The Sub-Advisers and their affiliates have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations on the economies of various countries and securities of issuers located in such countries or on various types of investments and investment techniques, and providing investment advisory services in connection therewith.
NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:
1. Appointment. The Adviser hereby appoints each Sub-Adviser as a sub-adviser of the Fund for the period and on the terms set forth herein. Each Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.
2. Duties as Sub-Adviser. Subject to paragraph 7 below, the Adviser may, in its discretion, appoint each Sub-Adviser to perform one or more of the following services with respect to all or a portion of the investments of the Fund. The services and the portion of the investments of the Fund to be advised or managed by each Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Advisers. Each Sub-Adviser shall pay the salaries and fees of all personnel of such Sub-Adviser performing services for the Fund related to research, statistical and investment activities.
(a) Investment Advice. If and to the extent requested by the Adviser, each Sub-Adviser shall provide investment advice to the Fund and the Adviser with respect to all or a portion of the investments of such Fund(s) or with respect to various investment techniques, and in connection with such advice shall furnish such Fund(s) and the Adviser with such factual information, research reports and investment recommendations as the Adviser may reasonably require.
(b) Order Execution. If and to the extent requested by the Adviser, each Sub-Adviser shall place orders for the purchase and sale of portfolio securities or other investments for the Fund. In so doing, each Sub-Adviser agrees that it shall comply with paragraph 3 below.
(c) Discretionary Investment Management. If and to the extent requested by the Adviser, each Sub-Adviser shall, subject to the supervision of the Fund’s Board of Directors (the “Board”) and the Adviser, manage all or a portion of the investments of the Fund in accordance with the investment objectives, policies and limitations provided in such Fund’s Registration Statement and such other limitations as the Fund or the Adviser may impose by notice to the applicable Sub-Adviser(s) and otherwise in accordance with paragraph 5 below. With respect to the portion of the investments of a Fund under its management, each Sub-Adviser is authorized to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Sub-Adviser may select; and (iii) upon the request of the Adviser, provide additional investment management services to the Fund, including but not limited to managing the Fund’s cash and cash equivalents and lending securities on behalf of the Fund. In selecting brokers or dealers to execute trades for the Fund, each Sub-Adviser will comply with its written policies and procedures regarding brokerage and trading, which policies and procedures shall have been approved by the Board. All discretionary investment management and any other activities of each Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Board.
3. Broker-Dealer Relationships. Each Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Fund or provide the Fund, the Adviser’s other clients, or a Sub-Adviser’s other clients with research, analysis, advice and similar services. Each Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and such Sub-Adviser to the Fund and their other clients and that the total commissions or spreads paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to a Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever a Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by such Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.
4. Books and Records. Each Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Fund, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. Each Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.
5. Further Duties.
(a) In all matters relating to the performance of this Contract, each Sub-Adviser will act in conformity with the Articles of Incorporation or Declaration of Trust, as applicable, By-Laws and Registration Statement of the Fund and with the instructions and directions of the Adviser and the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.
(b) Each Sub-Adviser shall maintain compliance procedures for the Fund that it and the Adviser reasonably believe are adequate to ensure compliance with the federal securities laws (as defined in Rule 38a-1 under the 1940 Act) and the investment objective(s) and policies as stated in the Fund’s prospectuses and statements of additional information. Each Sub-Adviser at its expense will provide the Adviser or the Fund’s Chief Compliance Officer with such compliance reports relating to its duties under this Contract as may be requested from time to time. Notwithstanding the foregoing, each Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser’s compliance policies and procedures that pertain to the Fund.
(c) Each Sub-Adviser at its expense will make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Fund and to consult with the Board and the Adviser regarding the Fund’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. Each Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officer of, the Adviser and the Fund.
(d) Each Sub-Adviser will assist in the fair valuation of portfolio securities held by the Fund. The Sub-Adviser will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or the Fund’s administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, each Sub-Adviser will assist the Fund and their agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Fund at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of a Fund’s net asset value per share.
(e) Each Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Advisers Act and has provided the Adviser and the Board a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than annually, each Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser’s last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser’s code of ethics are reasonably designed to prevent “access persons” from violating the code of ethics.
(f) Upon request of the Adviser, each Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, each Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Fund’s Principal Executive Officer and Principal Financial Officer and will adopt such disclosure controls and procedures in support of the disclosure controls and procedures adopted by the Fund as the Adviser, deems are reasonably necessary.
(g) Unless otherwise directed by the Adviser or the Board, each Sub-Adviser will vote all proxies received in accordance with the Adviser’s proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Board, the Sub-Adviser’s proxy voting policy. Each Sub-Adviser shall maintain and shall forward to the Fund or their designated agent such proxy voting information as is necessary for the Fund to timely file proxy voting results in accordance with Rule 30b1-4 under the 1940 Act.
(h) Each Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the assets of the Fund and shall provide the Adviser with such information upon request of the Adviser.
6. Services Not Exclusive. The services furnished by each Sub-Adviser hereunder are not to be deemed exclusive and such Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of a Sub-Adviser, who may also be a Director/Trustee, officer or employee of a Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
7. Use of Subsidiaries and Affiliates. Each Sub-Adviser may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Fund pursuant to paragraph 2(a) above and placing orders for the purchase and sale of portfolio securities or other investments for the Fund pursuant to paragraph 2(b) above, directly or through such of its subsidiaries or other affiliates, including each of the other Sub-Advisers, as such Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act, by (i) a vote of a majority of that Fund’s Independent Directors/Trustees who are not parties to this Contract or “interested persons” (as defined in the 1940 Act) of a party to this Contract, other than as Board members (“Independent Directors/Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and/or (ii) a vote of a majority of that Fund’s outstanding voting securities.
8. Compensation.
(a) The only fees payable to the Sub-Advisers under this Contract are for providing discretionary investment management services pursuant to paragraph 2(c) above. For such services, the Adviser will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Adviser receives from the Fund pursuant to its advisory agreement with the Fund, multiplied by (ii) the fraction equal to the net assets of such Fund as to which the Sub-Adviser shall have provided discretionary investment management services pursuant to paragraph 2(c) above for that month divided by the net assets of such Fund for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. This fee shall be reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any, in effect from time to time as set forth in paragraph 9 below. In no event shall the aggregate monthly fees paid to the Sub-Advisers under this Contract exceed 40% of the monthly compensation that the Adviser receives from the Fund pursuant to its advisory agreement with the Fund, as reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any.
(b) If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.
(c) If a Sub-Adviser provides the services under paragraph 2(c) above to a Fund for a period that is less than a full month, the fees for such period shall be prorated according to the proportion which such period bears to the applicable full month.
9. Fee Waivers and Expense Limitations. If, for any fiscal year of a Fund, the amount of the advisory fee which such Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable to each Sub-Adviser pursuant to paragraph 8 above shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, such Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the fee payable to each Sub-Adviser pursuant to paragraph 8 above bears to the advisory fee payable to the Adviser pursuant to its advisory agreement with the Fund.
10. Limitation of Liability of Sub-Adviser and Indemnification. No Sub-Adviser shall be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by a Fund in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of such Sub-Adviser in the performance by such Sub-Adviser of its duties or from reckless disregard by such Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of a Sub-Adviser, who may be or become a

Director/Trustee, officer, employee or agent of a Fund, shall be deemed, when rendering services to a Fund or acting with respect to any business of a Fund, to be rendering such service to or acting solely for the Fund and not as an officer, partner, employee, or agent or one under the control or direction of such Sub-Adviser even though paid by it.
11. Duration and Termination.
(a) This Contract shall become effective with respect to each Sub-Adviser upon the later of the date hereabove written and the date that such Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, if a Sub-Adviser is not so registered as of the date hereabove written; provided, however, that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the Independent Directors/Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund’s outstanding voting securities, when required by the 1940 Act.
(b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect with respect to a Fund for two years. Thereafter, if not terminated, with respect to a Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Fund’s Independent Directors/Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.
(c) Notwithstanding the foregoing, with respect to any Fund(s) or any Sub-Adviser(s), this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Fund’s Board or by a vote of a majority of the outstanding voting securities of such Fund(s) on sixty days’ written notice to such Sub-Adviser(s); or (ii) by the Adviser on sixty days’ written notice to such Sub-Adviser(s); or (iii) by a Sub-Adviser on sixty days’ written notice to the applicable Fund. Should this Contract be terminated with respect to a Sub-Adviser, the Adviser shall assume the duties and responsibilities of such Sub-Adviser unless and until the Adviser appoints another Sub-Adviser to perform such duties and responsibilities. Termination of this Contract with respect to one or more Fund(s) or Sub-Adviser(s) shall not affect the continued effectiveness of this Contract with respect to any remaining Fund(s) or Sub-Adviser(s). This Contract will automatically terminate in the event of its assignment.
12. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective, as to a Fund, until approved by vote of a majority of the Fund’s outstanding voting securities.
13. Notices. Any notices under this Contract shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Until further notice to the other party, it is agreed that the address of each Sub-Adviser shall be set forth in Exhibit I attached hereto.
14. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.
15. Multiple New Sub-Advisory Agreements. This Contract has been signed by multiple parties; namely the Adviser, on one hand, and each Sub-Adviser, on the other. The parties have signed one document for administrative convenience to avoid a multiplicity of documents. It is understood and agreed that this document shall constitute a separate sub-advisory agreement between the Adviser and each Sub-Adviser with respect to the Fund, as if the Adviser and such Sub-Adviser had executed a separate sub-advisory agreement naming such Sub-Adviser as a sub-adviser to the Fund. With respect to any one Sub-Adviser, (i) references in this Contract to “a Sub-Adviser” or to “each Sub-Adviser” shall be deemed to refer only to such Sub-Adviser, and (ii) the term “this Contract” shall be construed according to the foregoing provisions.
16. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.
            INVESCO ADVISERS, INC.
                         By:
                         Name:
                         Title:

Signing separately:	INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH;
INVESCO ASSET MANAGEMENT LIMITED;
INVESCO ASSET MANAGEMENT (JAPAN) LIMITED;
INVESCO AUSTRALIA LIMITED;
INVESCO HONG KONG LIMITED;
INVESCO SENIOR SECURED MANAGEMENT, INC.;
INVESCO TRIMARK, LTD.

EXHIBIT I
TO THE SUB-ADVISORY AGREEMENT
Addresses of Sub-Advisers
Invesco Asset Management Deutschland GmbH
An der Welle 5, 1st Floor
Frankfurt, Germany 60322
Invesco Asset Management Limited
30 Finsbury Square
London, United Kingdom
EC2A 1AG
ENGLAND
Invesco Asset Management (Japan) Limited
25th Floor, Shiroyama Trust Tower
3-1, Toranoman 4-chome, Minato-Ku
Tokyo, Japan 105-6025
Invesco Australia Limited
333 Collins Street, Level 26
Melbourne Victoria 3000, Australia
Invesco Hong Kong Limited
32nd Floor
Three Pacific Place
1 Queen’s Road East
Hong Kong
Invesco Senior Secured Management, Inc.
1166 Avenue of the Americas, 27th Floor
New York, NY 10036
USA
Invesco Trimark Ltd.
5140 Yonge Street
Suite 900
Toronto, ON, M2N 6X7

Appendix I
Principal Executive Officers of Invesco Advisers and the Affiliated Sub-Advisers
The name, address and principal occupation of the principal executive officers and directors of Invesco Advisers and the Affiliated Sub-Advisers are set forth in the following tables.
Invesco Advisers
     The business address for each of the following officers and directors is Two Peachtree Pointe, 1555 Peachtree Street NE, Atlanta, Georgia 30309.

Name	Principal Occupation
Gregory Mark Armour	Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Asset Management (Bermuda) Ltd; Director and Chairman, Invesco Senior Secured Management, Inc.; Director, Invesco Mortgage Capital Inc., Invesco Private Capital, Inc. and INVESCO Private Capital Investments, Inc.; Chairman, INVESCO Realty, Inc.; and Senior Managing Director and Head of Worldwide Institutional, Invesco Ltd.

Philip A. Taylor	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), IVZ Callco Inc. and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds ® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds ® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only).

Loren M. Starr	Director, Chief Executive Officer, President and Chief Financial Officer, Invesco Group Services, Inc. and IVZ, Inc.; Director, Invesco Advisers, Inc. and Invesco Holding Company Limited; Director, Chief Financial Officer and President, Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Senior Managing Director and Chief Financial Officer, Invesco Ltd. and Director and Chairman, Association for Financial Professionals.

Kevin M. Carome	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Vice President, The Invesco Funds; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded

Name	Principal Occupation
Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Director and Chairman, Van Kampen Advisors Inc.
Invesco Trimark Ltd.
     The business address for each of the following officers and directors is 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7.

Name	Principal Occupation
Philip A. Taylor	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Vank Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; and Director and Chairman, Van Kampen Investor Services Inc.; and Director and President , Van Kampen Advisors, Inc.

David Colvin Warren	Director, Chief Financial Officer and Executive Vice President, 1371 Preferred Inc., Invesco Trimark Ltd./Invesco Trimark Ltée, Invesco Trimark Dealer Inc./Coutage Invesco Trimark Inc., Invesco Inc., and IVZ Callco Inc.; Director, Invesco Canada Holdings Inc. and AIM GP Canada Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc.; Managing Director, Invesco PoweShares Capital Management LLC; and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Peter Intraligi	Director, Chief Operating Officer and Executive Vice President, 1371 Preferred Inc.; Director, Invesco Canada Holdings Inc.; Director, Chief Operating Officer and President, Invesco Trimark Ltd./Invesco Trimark Ltée; and Director and Chief Operating Officer, IVZ Callco Inc., Invesco Inc., and Invesco Trimark Dealer Inc./Coutage Invesco Trimark Inc.

Graham Stewart Anderson	Director and Chief Investment Officer, Invesco Trimark Ltd./Invesco Trimark Ltée.

Eric J. Adelson	Director, Secretary and Senior Vice President, 1371 Preferred Inc., Invesco Trimark Ltd./Invesco Trimark Ltée, AIM GP Canada Inc, IVZ Callco Inc., and Invesco Inc.; and Chief Operating Officer and President, Invesco Trimark Dealer Inc./Courtage Invesco Trimark Inc.
Invesco Asset Management Deutschland, GMBH

     The business address for each of the following officers and directors is An der Welle 5, 1st Floor, Frankfurt, Germany 60322.

Name	Principal Occupation
Karl-George Bayer	Managing Director, Invesco Asset Management Deutschland GmbH.

Bernhard Lander	Director, Invesco UK Limited; Managing Director, Invesco Kapitalanlagegesellschaft mbH and Invesco Asset Management Deutschland, GmbH

Dr. Jens Langewand	Managing Director, Invesco Asset Management Deutschland GmbH

Alexander Heinrich Lehmann	Managing Director, Invesco Asset Management Deutschland GmbH and Supervisory Board, Invesco Asset Management (Schweiz) AG.

Christian Puschmann	Director, INVESCO Holding Germany Ltd & Co OHG and INVESCO Services Ltd OHG; Managing Director, INVESCO Kapitalanlagegesellschaft mbH; and Managing Director and General Manager, Invesco Asset Management Deutschland GmbH.
Invesco Asset Management Limited
     The business address for each of the following officers and directors is 30 Finsbury Square, London, EC2A 1AG, United Kingdom.

Name	Principal Occupation
Roderick George Howard Ellis	Director, Atlantic Wealth Management Limited, C M Investment Nominees Limited, INVESCO Administration Services Limited, Invesco Asset Management Limited, INVESCO Asset Management SA, INVESCO CE SA, Invesco CE Services SA, INVESCO Continental Europe Holdings SA, INVESCO Continental Europe Service Centre SA, Invesco Fund Managers Limited, Invesco Global Investment Funds Limited, Invesco Group Limited, Invesco GT Asset Management PLC, INVESCO Holland B.V., INVESCO International (Southern Africa) Limited, Invesco Pacific Group Limited, Invesco Real Estate Limited, Invesco Savings Scheme (Nominees) Limited, Invesco UK Holdings PLC, Invesco UK Limited, Perpetual plc, Perpetual Portfolio Management Limited, Perpetual Unit Trust Management (Nominees) Limited, Sermon Lane Nominees Limited, and Invesco Perpetual Life Limited; Supervisory Board, Invesco Asset Management Oesterreich GmbH and Invesco Kapitalanlagegesellschaft mbH; Managing Director, Invesco Hungary LLC; Director and Chairman, INVESCO Global Asset Management (Bermuda) Limited; Director, Chief Executive Officer and President, Invesco Pacific Holdings Limited; Treasurer, 1371 Preferred Inc., Invesco Trimark Dealer Inc./Courtage Invesco Trimark Inc., Invesco Trimark Ltd./Invesco Trimark Ltee, Invesco Group Services, Inc., IVZ, Inc., Invesco North American Holdings, Inc., Invesco Mortgage Capital, Inc., Invesco Investments (Bermuda) Ltd., IVZ Callco Inc. and Invesco Inc.

Charles Douglas Henderson	Director, Invesco Asset Management Limited and Invesco Fund Managers Limited

Paul Jean Joubert	Director, Invesco Asset Management Limited and Manager, Invesco Real Estate Management S.a.r.l.

Lu Ann Stella Katz	Director, Invesco Asset Management Limited; Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); and Vice President, Invesco Advisers, Inc.

Name	Principal Occupation
Robert John Yerbury	Director and Chief Executive, Atlantic Wealth Management Limited, Invesco Perpetual Life Limited and Perpetual Portfolio Management Limited; Director, Invesco Administration Services Limited, Invesco Asset Management Limited, Invesco Fund Managers Limited, Invesco Global Investment Funds Limited, Invesco UK Limited, Perpetual Income and Growth Investment Trust and Perpetual plc; Senior Managing Director, and Head of United Kingdom, Invesco Ltd.; and Director and Deputy Chairman, Investment Management Association.

John Rowland	Director, Atlantic Wealth Management Limited, Invesco Administration Services Limited, Invesco Asset Management Limited, Invesco Fund Managers Limited, Invesco Global Investment Funds Limited, INVESCO Management S.A., Invesco UK Limited, INVESCO Global Asset Management Limited and Perpetual Portfolio Management Limited.

Graeme John Proudfoot	Director, Atlantic Wealth Management Limited, C M Investment Nominees Limited, Invesco Administration Services Limited, Invesco Asset Management Limited, Invesco Fund Managers Limited, Invesco Global Investment Funds Limited, Invesco Group Limited, Invesco GT Asset Management PLC, Invesco International Holdings Limited, Invesco North American Group Limited, Invesco Pacific Group Limited, Invesco Savings Scheme (Nominees) Limited, Elliot Associates Limited, Finemost Limited, Alpha Portfolios plc, James Bryant Limited, Invesco UK Holdings PLC, Invesco UK Limited, Perpetual plc, Perpetual Unit Trust Management (Nominees) Limited, Sermon Lane Nominees Limited, 1ST 123 LTD and IVZ UK Limited; Alternate Director, INVESCO Japan Discovery Trust plc; Director and Secretary, AMVESCAP Limited and Atlantic Wealth Holdings Limited; Director and Vice President, Invesco Pacific Holdings Limited; Secretary, Royal Canoe Club Trust; and Director and Deputy Chairman, INVESCO Global Asset Management (Bermuda) Limited.

Ian James Trevers	Director, Invesco Administration Services Limited, Invesco Asset Management Limited, Invesco Fund Managers Limited, Invesco Global Investment Funds Limited, INVESCO International Limited, Invesco UK Limited, Invesco Perpetual Life Limited and Investment Management Association.

Nigel Marcus Doman	Director, Invesco A I M Global Management Company Limited and Invesco Asset Management Limited, AIM Global Management Limited and Short-Term Investments Company (Global Series) Public Limited Company.

James Ian Wedderburn Cleland Robertson	Director and Chief Executive, Invesco Asset Management Limited, Invesco Administration Services Limited, Invesco Fund Managers Limited, Invesco Global Investment Funds Limited and Invesco UK Limited; Director, INVESCO (Bermuda) Limited; and Senior Managing Director, Head of Global Operations and IT and Executive Director, Invesco Ltd.

Andrew John Rofe	Director, Invesco Asset Management Limited, INVESCO Real Estate S.r.o., Consolidated Property Investments and Metrose Properties Limited; and Manager, Invesco Real Estate Management S.a.r.l.

Invesco Asset Management (Japan) Limited
     The business address for each of the following officers and directors is 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan.

Name	Principal Occupation
Andrew Tak Shing Lo	Chairman and Director, Invesco Asset Management Australia (Holdings) Ltd, Invesco Australia Limited, INVESCO Pacific Partner Ltd and Invesco Taiwan Limited; Director, Invesco Asset Management (Japan) Ltd, Invesco Asset Management Asia Limited, Invesco Asset Management Pacific Limited, Invesco Asset Management Singapore Ltd., Invesco Hong Kong Limited, Invesco Great Wall Fund Management Company Limited, and Invesco Pacific Holdings Limited, Huaneng Invesco WLR Investment Consulting Company Ltd., Invesco WLR Limited, and Invesco WLR Private Equity Investment Management Limited; Senior Managing Director and Head of Asia, Invesco Ltd.; and Director, The Thai Fund Limited and The Thai Asset Fund Limited.

Atsushi Kawakami	Director, Invesco Asset Management (Japan) Ltd.

Alexander Maurice Prout	Chief Representative Director, Invesco Asset Management (Japan) Ltd.

Masakazu Hasegawa	Director, Invesco Asset Management (Japan) Ltd. and INVESCO Pacific Partner Ltd.

Jeremy Charles Simpson	Director and Secretary, INVESCO (B.V.I.) NOMINEES LIMITED, Invesco Asset Management Asia Limited, Invesco Asset Management Pacific Limited; Director, Invesco Asset Management (Japan) Limited, Invesco Asset Management Australia (Holdings) Ltd, Invesco Asset Management Singapore Ltd, Invesco Australia Limited, Invesco Pacific Holdings Limited, Invesco UK Limited and IRE (Cayman) Limited; Supervisory Board, IRE (China) Limited; Director, Finance Director and Secretary, Invesco Hong Kong Limited; Director and Deputy Chairman, INVESCO Pacific Partner Ltd; and Secretary, Invesco WLR Limited and Invesco WLR Private Equity Investment Management Limited.

Ryosaku Tochikura	Director, Invesco Asset Management (Japan) Limited
Invesco Australia Limited
     The business address for each of the following officers and directors is Level 26, 333 Collins Street, Melbourne, Victoria 3000, Australia.

Name	Principal Occupation
Robert Maurice Edward Ades	Director, Invesco Asset Management Australia (Holdings) Ltd and Invesco Australia Limited.

Andrew Tak Shing Lo	Chairman and Director, Invesco Asset Management Australia (Holdings) Ltd, Invesco Australia Limited, INVESCO Pacific Partner Ltd and Invesco Taiwan Limited; Director, Invesco Asset Management (Japan) Ltd, Invesco Asset Management Asia Limited, Invesco Asset Management Pacific Limited, Invesco Asset Management Singapore Ltd., Invesco Hong Kong Limited, Invesco Great Wall Fund Management Company Limited, and Invesco Pacific Holdings Limited, Huaneng Invesco WLR Investment Consulting Company Ltd., Invesco WLR Limited, and Invesco WLR Private Equity Investment Management Limited; and Senior Managing Director and Head of Asia, Invesco Ltd.

Michael Joseph O’Brien	Director, Invesco Asset Management Australia (Holdings) Ltd; and Director and Chief Executive Officer, Invesco Australia Limited.

Name	Principal Occupation
Jeremy Charles Simpson	Director and Secretary, INVESCO (B.V.I.) NOMINEES LIMITED, Invesco Asset Management Asia Limited, Invesco Asset Management Pacific Limited; Director, Invesco Asset Management (Japan) Limited, Invesco Asset Management Australia (Holdings) Ltd, Invesco Asset Management Singapore Ltd, Invesco Australia Limited, Invesco Pacific Holdings Limited, Invesco UK Limited and IRE (Cayman) Limited; Supervisory Board, IRE (China) Limited; Director, Finance Director and Secretary, Invesco Hong Kong Limited; Director and Deputy Chairman, INVESCO Pacific Partner Ltd; and Secretary, Invesco WLR Limited and Invesco WLR Private Equity Investment Management Limited..

Mark David Yesberg	Director, Invesco Asset Management Australia (Holdings) Ltd and Invesco Australia Limited.

Ian Alistair Sinclair Coltman	Secretary, Invesco Asset Management Australia (Holdings) Ltd and Invesco Australia Limited.
Invesco Hong Kong Limited
     The business address for each of the following officers and directors is 32nd Floor, Three Pacific Place, 1 Queen’s Road East, Hong Kong         .

Name	Principal Occupation
Andrew Tak Shing Lo	Chairman and Director, Invesco Asset Management Australia (Holdings) Ltd, Invesco Australia Limited, INVESCO Pacific Partner Ltd and Invesco Taiwan Limited; Director, Invesco Asset Management (Japan) Ltd, Invesco Asset Management Asia Limited, Invesco Asset Management Pacific Limited, Invesco Asset Management Singapore Ltd., Invesco Hong Kong Limited, Invesco Great Wall Fund Management Company Limited, and Invesco Pacific Holdings Limited, Huaneng Invesco WLR Investment Consulting Company Ltd., Invesco WLR Limited, and Invesco WLR Private Equity Investment Management Limited; and Senior Managing Director and Head of Asia, Invesco Ltd.

Jeremy Charles Simpson	Director and Secretary, INVESCO (B.V.I.) NOMINEES LIMITED, Invesco Asset Management Asia Limited, Invesco Asset Management Pacific Limited; Director, Invesco Asset Management (Japan) Limited, Invesco Asset Management Australia (Holdings) Ltd, Invesco Asset Management Singapore Ltd, Invesco Australia Limited, Invesco Pacific Holdings Limited, Invesco UK Limited and IRE (Cayman) Limited; Supervisory Board, IRE (China) Limited; Director, Finance Director and Secretary, Invesco Hong Kong Limited; Director and Deputy Chairman, INVESCO Pacific Partner Ltd; and Secretary, Invesco WLR Limited and Invesco WLR Private Equity Investment Management Limited.

Gracie Yuen See Liu	Director, INVESCO (B.V.I) NOMINEES LIMITED, Invesco Asset Management Asia Limited and Invesco Hong Kong Limited.

John Gerald Greenwood	Director, Invesco Asset Management Asia Limited and Invesco Asset Management Singapore Ltd; and Director and Vice Chairman, Invesco Hong Kong Limited.

Siu Mei Lee	Director, INVESCO (B.V.I) NOMINEES LIMITED, Invesco Asset Management Asia Limited and Invesco Hong Kong Limited; and Director and Secretary, IRE (Hong Kong) Limited.

Ka Yiu Desmong Ng	Director, Invesco Taiwan Limited, Invesco Asset Management Asia Limited, Invesco Asset Management Singapore Ltd and Invesco Hong Kong Limited.

Anna Seen Ming Tong	Director, INVESCO (B.V.I) NOMINEES LIMITED, Invesco Asset Management Asia Limited, Invesco Asset Management Pacific Limited, Invesco Asset Management Singapore Ltd, Invesco Taiwan Limited and Invesco Hong Kong Limited.

Name	Principal Occupation
Monica Ahweng	Secretary, INVESCO (B.V.I.) NOMINEES LIMITED, Invesco Asset Management Asia Limited, Invesco Asset Management Pacific Limited and Invesco Hong Kong Limited.
Invesco Senior Secured Management, Inc.
     The business address for each of the following officers and directors is 1166 Avenue of the Americas, New York, New York 10036.

Name	Principal Occupation
David Alexander Hartley	Director, Invesco Senior Secured Management, Inc., INVESCO Realty, Inc., INVESCO Private Capital Investments, Inc., Invesco Private Capital, Inc., INVESCO (NY) Trust Company, Atlantic Trust Company, N.A., INVESCO National Trust Company; Chief Accounting Officer, Invesco Ltd.; Director, Chief Financial Officer and Vice President, INVESCO Asset Management (Bermuda) Ltd.; Treasurer, INVESCO Funds Group, Inc., IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.), Invesco Advisers, Inc., Invesco Aim Retirement Services, Inc. and Invesco Aim Global Holdings, Inc.; Chief Financial Officer and Treasurer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.).

Gregory Stoeckle	Managing Director and President, Invesco Senior Secured Management, Inc.; and Vice President, Invesco Advisers, Inc.

Gregory Mark Armour	Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Asset Management (Bermuda) Ltd; Director and Chairman, Invesco Senior Secured Management, Inc.; Director, Invesco Mortgage Capital Inc., Invesco Private Capital, Inc. and INVESCO Private Capital Investments, Inc.; Chairman, INVESCO Realty, Inc.; and Senior Managing Director and Head of Worldwide Institutional, Invesco Ltd.

Appendix J
Executive Officers of the Fund
     Each executive officer of the Fund also serves in the same capacity for all or a number of the other investment companies advised by Invesco Advisers or its affiliates. The officers of the Fund are appointed annually by the Directors and serve for one year or until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund but may also be officers or employees of Invesco Advisers or its affiliates, and may receive compensation in such capacities. The address of each officer is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173.

Term of Office and
Name and Date of	Position(s) Held	Length of Time
Birth	with Fund	Served[1]	Principal Occupation(s) During Past 5 Years

Russell C. Burk August 1958	Senior Vice President and Senior Officer	Since 2005	Senior Vice President and Senior Officer, Invesco Funds

John M. Zerr March 1962	Senior Vice President, Chief Legal Officer and Secretary	Since 2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Vice President, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser);

[1]	Each officer is newly appointed as an officer of the Fund. Term of office shows the length of time the officer has served with Invesco Advisers.

Term of Office and
Name and Date of	Position(s)	Length of Time
Birth	Held with Fund	Served[1]	Principal Occupation(s) During Past 5 Years

and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

Lisa O. Brinkley September 1959	Vice President	Since 2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Kevin M. Carome April 1956	Vice President	Since 2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The Invesco Funds; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Director and Chairman, Van Kampen Advisors Inc.

Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Director and Vice President, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris April 1964	Vice President, Treasurer and Principal Financial Officer	Since 1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.).

Formerly, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley May 1960	Vice President	Since 1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco

J-2

Term of Office and
Name and Date of	Position(s) Held	Length of Time
Birth	with Fund	Served[1]	Principal Occupation(s) During Past 5 Years

Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust) and Van Kampen Investments Inc.; President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer , Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

Lance A. Rejsek November 1967	Anti-Money Laundering Compliance Officer	Since 2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane December 1958	Chief Compliance Officer	Since 2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company.

J-3

FOUR EASY WAYS TO VOTE YOUR PROXY INTERNET: Go to www.xxxxxxx.xxx and follow the online directions.
TELEPHONE: Call x-xxx-xxx-xxxx and follow the simple instructions. MAIL: Vote, sign, date and return your proxy by mail.
IN PERSON: Vote at the Joint Annual Meeting of Stockholders. 999 999 999 999 99
INVESCO HIGH YIELD INVESTMENTS FUND, INC. (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
(the “Board”) PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 7, 2010
The undersigned holder of Invesco High Yield Investments Fund, Inc. hereby appoints Philip A. Taylor, John M. Zerr and Sheri Morris, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Annual Meeting of Stockholders on October 7, 2010, at 10:00 a.m., Central Daylight Time, and at any adjournment or postponement thereof, all of the Common Stock of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS
SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSALS AND IN
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available at https://www.proxy-direct.com/inv21722. Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed: 1. Election of Directors:
(1) Albert R. Dowden (4) Hugo F. Sonnenschein (2) Prema Mathai-Davis (5) Raymond Stickel, Jr.
(3) Lewis F. Pennock FOR ALL NOMINEES ? WITHHOLD ?
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